                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

                               (Amendment No. 3)


Filed by the Registrant   [x]
Filed by a Party other than Registrant     [ ]

CHECK THE APPROPRIATE BOX:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                        NATIONAL INCOME REALTY TRUST
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    NONE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

                 (1)      Title of each class of securities to which
                          transaction applies:    N/A

                 (2)      Aggregate number of securities to which transaction
                          applies:    N/A

                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
                          calculated and state how it was determined):   N/A

                 (4)      Proposed maximum aggregate value of transaction:
                          N/A

                 (5)      Total fee paid:    N/A

[x]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1)      Amount Previously Paid:    N/A

                 (2)      Form, Schedule or Registration Statement No.:    N/A

                 (3)      Filing Party:    N/A

                 (4)      Date Filed:    N/A

                          NATIONAL INCOME REALTY TRUST
                                280 Park Avenue
                           East Building, 20th Floor
                            New York, New York 10017
                                 (212) 949-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of National Income Realty Trust:


         PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of National Income Realty Trust (the "Trust") will be held at 2:00 p.m., local New York City time, on Thursday, November 20, 1995 at 280 Park Avenue, East Building, 20th Floor, New York, New York, to consider and vote on the following matters:


         (1)     election of eight Trustees of the Trust;

         (2) approval of the Trust's Advisory Agreement with Tarragon Realty Advisors, Inc.;

         (3) approval of the National Income Realty Trust Share Option and Incentive Plan;

         (4) approval of the National Income Realty Trust Independent Trustee's Share Option Plan; and

         (5) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.


         Only Shareholders of record at the close of business on Wednesday, October 18, 1995 will be entitled to vote at the Annual Meeting.
Shareholders are cordially invited to attend the Annual Meeting in person.


         Regardless of whether you plan to be present at the Annual Meeting, please promptly date, mark, sign, and mail the enclosed proxy ballot card to American Stock Transfer & Trust Company, in the envelope provided. Any Shareholder who executes and delivers the enclosed proxy may revoke the authority granted thereunder at any time prior to its use by giving written notice of such revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, or by executing and delivering a proxy bearing a later date. A SHAREHOLDER MAY ALSO REVOKE A PROXY BY ATTENDING AND VOTING AT THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own.

         The Annual Report to Shareholders for the year ended December 31, 1994 previously was mailed to Shareholders under separate cover.


Dated:    October 18, 1995


                                        BY ORDER OF THE BOARD OF TRUSTEES
                                        OF NATIONAL INCOME REALTY TRUST




                                        David E. Miller, Vice President -
                                        Legal and Secretary


                                   IMPORTANT

         YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY BALLOT CARD. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

            FAILURE TO VOTE MAY SUBJECT THE TRUST TO FURTHER EXPENSE


If your shares are held in the name of a brokerage firm, nominee or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                          NATIONAL INCOME REALTY TRUST
                                280 Park Avenue
                           East Building, 20th Floor
                            New York, New York 10017
                                 (212) 949-5000


                                PROXY STATEMENT


                     For the Annual Meeting of Shareholders

                       To Be Held on November 20, 1995



                        GENERAL SHAREHOLDER INFORMATION


         This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of National Income Realty Trust (the "Trust") of proxies to be used at the Annual Meeting of Shareholders for consideration and voting upon (1) the election of eight Trustees, (2) the approval of the Trust's Advisory Agreement with Tarragon Realty Advisors, Inc. ("Tarragon" or the "Advisor"), (3) the approval of the National Income Realty Trust Share Option and Incentive Plan, (4) the approval of the National Income Realty Trust Independent Trustee's Share Option Plan, and (5) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof. The Annual Meeting will be held at 2:00 p.m., local New York City time, on November 20, 1995, at 280 Park Avenue, East Building, 20th Floor,, New York, New York. The Trust's financial statements for the year ended December 31, 1994 were audited by Arthur Andersen, L.L.P. A representative from Arthur Andersen, L.L.P. is expected to be present at the Annual Meeting to respond to appropriate questions, and such representative will have an opportunity to make a statement if such representative desires to do so. The Trust's Annual Report for the fiscal year ended December 31, 1994, which includes financial statements, has preceded this Proxy Statement. This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about
October 20, 1995.


         Although the Board of Trustees is directly responsible for managing the affairs of the Trust and setting the policies which guide it, the day-to-day operations have historically been performed by a contractual Advisor. Since April 1, 1994, Tarragon has been the Advisor under an Advisory Agreement which delineates the duties and compensation of the Advisor. Consistent with the terms of the Amended Declaration of Trust, the Advisory Agreement with Tarragon is being submitted to Shareholders for approval (see Proposal Two). The primary advantage of the Tarragon Advisory Agreement is the reduced cost of the advisory relationship on a compensation arrangement primarily incentive based. At the time of the change of Advisors on April 1, 1994, the Board of Trustees considered only a change to Tarragon as the Advisor and sought to reduce the cost of the advisory relationship to an arrangement primarily incentive based. See Proposal Two.

         The Trustees have approved the Trust's Advisory Agreement with Tarragon as in the best interest of the Trust and its Shareholders because the terms of such agreement are, in their view, as favorable to the Trust as those that would be obtained from unaffiliated third parties for the performance of similar services, while at the same time the agreement gives the Advisor an incentive to improve the performance of the Trust's properties and mortgages. See Proposal Two. The Trustees strongly recommend that you vote FOR the advisory agreement and FOR each of the nominees as Trustees.

         The Board of Trustees believes that the Trust's earnings performance and growth is dependent upon insuring the best possible management and advice for the Trust and that equity ownership in the Trust by Trustees, officers, key employees and other individuals will provide incentive and motivation and will aid in attracting and retaining high quality individuals. Even though the day-to-day operations of the Trust have been performed by a contractual advisor which as an entity receives the compensation under the Advisory Agreement, individual equity ownership by Trustees, officers, key employees and other individuals is believed by the Trustees to be necessary to align such individuals with the interest of the other Shareholders of the Trust. The Trustees recommend that Shareholders vote FOR the approval of the Share Option and Incentive Plan (Proposal Three) and FOR the approval of the Trustees' Share Option Plan (Proposal Four).

SHAREHOLDERS ENTITLED TO VOTE


         Only holders of record of issued and outstanding Shares of Beneficial Interest, no par value, of the Trust (the "Shares") at the close of business on October 18, 1995 (the "Record Date"), are entitled to vote at the Annual Meeting and at any adjournments thereof. At the close of business on October 18, 1995, there were 3,441,787 Shares outstanding. Each holder is entitled to one vote for each Share held on the Record Date.


VOTING OF PROXIES

         When the enclosed proxy is properly executed and returned, the Shares represented thereby will be voted at the Annual Meeting in accordance with the instructions noted thereon. As to the election of the eight nominees as Trustees (Proposal One), Shareholders may choose to vote for all of the nominees, withhold authority for voting for all of the nominees or withhold authority for voting for any individual nominee. As to the approval of each of the Trust's Advisory Agreement with Tarragon (Proposal Two), the Share Option and Incentive Plan (Proposal Three) and the Trustee's Share Option Plan (Proposal Four), Shareholders may choose to vote for, against or abstain from voting on such proposal in its entirety. In the absence of other instructions, the Shares represented by a properly executed and submitted proxy will be voted in favor of the eight nominees for election to the Board of Trustees and in favor of Proposals Two, Three and Four. The Board of Trustees does not know of any other business which may be properly brought before the Annual Meeting.
If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

VOTE REQUIRED FOR APPROVAL

         Pursuant to Section 6.7 of the Declaration of Trust, election of any Trustee requires the affirmative vote of a majority of the votes cast at a meeting of Shareholders by holders of Shares entitled to vote thereon. Such Section also provides that a majority of the issued and outstanding Shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any such meeting. The approval of the Trust's Advisory Agreement with Tarragon (Proposal Two) also requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The approval of the Share Option and Incentive Plan and the Trustee's Share Option Plan each require the affirmative vote of a majority of the votes cast on each such Plan, provided that the vote cast thereon represents over 50% in interest of all Shares entitled to vote.

         Abstentions will be included in vote totals and, as such, will have the same effect on each proposal as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.


         As of October 18, 1995, management and affiliates held 1,130,133 Shares representing approximately 32.8% of the Shares outstanding. Management and such affiliates all intend to vote all such Shares in favor of all of the proposals in accordance with the recommendation of the Board of Trustees.


REVOCATION OF PROXIES

         A proxy is enclosed herewith. Any Shareholder who executes and delivers the proxy may revoke the authority granted thereunder at any time prior to its use by giving written notice of such revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, or by executing and delivering a proxy bearing a later date. A SHAREHOLDER MAY ALSO REVOKE A PROXY BY ATTENDING AND VOTING AT THE ANNUAL MEETING.

FUTURE PROPOSALS OF SHAREHOLDERS

         Any proposal intended to be presented by a Shareholder at the next Annual Meeting of Shareholders of the Trust must be received at the principal office of the Trust not later than January 5, 1996, in order to be considered for inclusion in the Trust's proxy statement and form of proxy (as the case may be) for that meeting.

                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


         As of October 18, 1995, according the Share transfer records of the Trust and other information available to the Trust, the following persons were known to be beneficial owners of more than 5% of the Shares of Beneficial Interest of the Trust:



                                                       Amount and Nature
             Name and Address of                         of Beneficial                 Percent of
               Beneficial Owner                            Ownership                   Class (1)
 ---------------------------------                  ------------------------           ---------
 Lucy N. Friedman                                       1,026,672 (2)(3)(4)              2985%
 280 Park Avenue                                                  (5)(6)
 East Building, 20th Floor
 New York, New York  10017



________________________________


(1)      Percentages are based upon 3,441,781 Shares outstanding at  October
         18, 1995.



(2) Includes 14,317 Shares owned by Lucy N. Friedman's husband, William S. Friedman.



(3) Includes 617,546 Shares owned by Lucy N. Friedman. In addition, includes 10,524 Shares and 10,652 Shares owned by Lucy N. Friedman's minor sons, Gideon and Samuel Friedman; Lucy Friedman has control of such Shares. Also includes 203,500 Shares owned by Beachwold Partners, L.P. in which Lucy N. Friedman is the general partner and her four children are the limited partners.



(4) Does not include 33,971 Shares owned by Lucy N. Friedman's adult son Ezra Friedman, and 14,403 Shares owned by Lucy N. Friedman's adult daughter, Tanya Friedman. Mrs. Friedman disclaims beneficial ownership of such Shares.



(5) Includes 28,970 Shares owned by a trust for the benefit of the children and grandchildren of Samuel Friedman, deceased, William S. Friedman's father, for which Robert A. Friedman and Gerald C. Friedman, siblings of William S. Friedman, and Ruth Friedman, his mother, are the trustees; Lucy N. Friedman disclaims beneficial ownership of such Shares. Also includes 14,317 Shares held by William
         S. Friedman Grantor Trust (of which Mrs. Friedman is the Trustee) for the benefit of Lucy N. Friedman and her children.



(6) Includes 39,930 Shares owned by Tarragon Capital Corporation, of which Lucy N. Friedman is an executive officer and director and 24,200 Shares owned by Tarragon Partners, Ltd., of which Lucy N. Friedman and William S. Friedman are limited partners. Mr. Friedman disclaims beneficial ownership of such Shares.

SECURITY OWNERSHIP OF MANAGEMENT


         As of October 18, 1995, according to the Share transfer records of the Trust and other information available to the Trust, the executive officers, current Trustees and nominees for election as Trustees at the Annual Meeting and all officers and Trustees as a group beneficially owned the following Shares of Beneficial Interest of the Trust:



                                                          Amount and Nature
                                                            of Beneficial                 Percent of
 Name of Beneficial Owner                                     Ownership                    Class (a)
 -------------------------------                      -------------------------              ------
 William S. Friedman                                 1,026,672  (b)(c)(d)                       29.8%
                                                                (e)(f)(g)
 Irving E. Cohen                                           498  (j)                              *
 John A. Doyle                                          96,536  (h)                              2.8%
 Dan L. Johnston                                           105  (k)                             --
 Lance Liebman                                             550  (m)                              *
 Sally Hernandez-Pinero                                   None                                  --
 Lawrence G. Schafran                                     None                                  --
 Raymond V.J. Schrag                                     5,527  (i)                              *
 Carl B. Weisbrod                                          242  (l)                              *
 All Trustees and Executive Officers as a            1,130,133  (b)(c)(d)                       32.8%
 group (9 individuals)                                          (e)(f)(g)
                                                                (h)(i)(j)
                                                                (k)(l)(m)



________________________________

*        Less than 1%


(a)      Percentages are based upon 3,441,787 Shares outstanding at October 18,
         1995.



(b)      Mr. Friedman also owns 14,317 Shares personally.



(c) Includes 679,320 Shares owned by William S. Friedman's wife, Lucy Friedman. Mr. Friedman disclaims beneficial ownership of such Shares. In addition, includes 10,524 Shares and 10,652 Shares owned by William
         S. Friedman's minor sons, Gideon and Samuel Friedman. Lucy Friedman has control of such Shares. Mr. Friedman disclaims beneficial ownership of such Shares. Also includes 203,500 Shares owned by Beachwold Partners L.P. in which Lucy N. Friedman is the general partner and her four children are the limited partners.



(d) Does not include 33,971 Shares owned by William S. Friedman's adult son, Ezra Friedman, and 14,403 Shares owned by William S. Friedman's adult daughter, Tanya Friedman. Mr. Friedman disclaims beneficial ownership of such Shares.



(e) Includes 28,970 Shares owned by a trust for the benefit of the children and grandchildren of Samuel Friedman, deceased, William S. Friedman's father, for which Robert A. Friedman and Gerald C.
         Friedman, siblings of William S. Friedman, and Ruth Friedman, his mother, are the trustees; Mr. Friedman disclaims beneficial ownership of such Shares. Also includes 14,317 Shares held by William S. Friedman Grantor Trust (of which Mrs. Friedman is the Trustee) for the benefit of Lucy N. Friedman and her children.


(f) Includes 39,300 Shares owned by Tarragon Capital Corporation, of which Lucy N. Friedman and William S. Friedman are executive officers and directors.



(g)      Includes 24,200 Shares owned by Tarragon Partners, Ltd., of which Lucy
         N. Friedman and William S. Friedman are limited partners. Mr. Friedman disclaims beneficial ownership of such Shares.



(h) Includes 93,076 Shares which Mr. Doyle has beneficial interest as a result of a $1 million subordinated debenture which is convertible into 93,076 of the Trust's Shares. John A. Doyle also owns 3,460 Shares personally.



(i) Includes 5,527 Shares owned by Raymond V.J. Schrag; does not include 1,100 Shares owned by Mr. Schrag's wife as custodian for his two children as to which Mr. Schrag disclaims any beneficial ownership.



(j)      Includes 498 Shares owned by Irving E. Cohen in an IRA account.



(k)      Includes 105 Shares owned by Dan L. Johnson personally.



(l)      Includes 240 Shares owned by Carl B. Weisbrod personally.



(m)      Includes 550 Shares owned by Lance Liebman personally.



                                  PROPOSAL ONE
                              ELECTION OF TRUSTEES

GENERAL

         On May 4, 1994, the Trust, together with Continental Mortgage and Equity Trust ("CMET"), Income Opportunity Realty Trust ("IORT") and Transcontinental Realty Investors, Inc. ("TCI"), entered into a Modification of Stipulation of Settlement dated April 27, 1994 (the "Modification"), which settled subsequent claims of breaches of the settlement which were asserted by plaintiffs and modified certain provisions of a 1990 settlement of the action styled Olive, et al v. National Income Realty Trust, et al (the "Olive Case"). The original settlement, approved April 23, 1990 by the Court, related to the operation and management of each of the entities. The Modification was approved by the Court on December 12, 1994 and became effective January 11, 1995.

         The Modification, among other things, provided for the resignation of certain trustees, the addition of at least three new, unaffiliated members to be appointed to the Trust's Board of Trustees, and set forth new requirements for approval of any transactions with affiliates over the next five years. Under the Modification, the Trust, the other entities, and their shareholders released the defendants from any claims relating to the plaintiffs' allegations. The Trust and other entities also agreed to waive any demand requirement for plaintiffs to pursue claims on behalf of each of them against certain persons or entities. The Modification also requires that any shares of the Trust held by Mr. Friedman or his affiliates shall be voted (i) in favor of the re-election of all current Board members that stand for re-election during the two calendar years following January 11, 1995, the effective date of the Modification, and (ii) in favor of all new Board members appointed pursuant to the terms of the Modification that stand for re-election during the three calendar years following January 11, 1995. The Modification also terminated a number of provisions of the original Stipulation of Settlement, including the requirement that the Trust or the other entities maintain a Related Party Transaction Committee and a Litigation Committee of the Board (see "Board Committees" below).

         Pursuant to the requirements (and in anticipation of the effectiveness) of the Modification, the Trust did not hold an Annual Meeting of Shareholders in 1994, John A. Doyle (a Trustee since February 1994) resigned as a Trustee on April 22, 1994, Ted P. Stokely (a Trustee since April 1990) resigned as a Trustee in August 1994, A. Bob Jordan (a Trustee since October 1992) resigned as a Trustee in June 1994, Bennett B. Sims (a Trustee since April 1990) resigned as a Trustee in August 1994, Geoffrey C. Etnire (a Trustee since January 1993) ceased to be a Trustee on March 9, 1995, and Willie K. Davis (a Trustee since October 1988) retired as a Trustee effective March 31, 1995. Carl B. Weisbrod (a Trustee since February 1994) was elected Chairman of the Board on March 9, 1995, to replace William S. Friedman, who remains as President, Chief Executive Officer and Trustee of the Trust. During the period from May 1994 to March 9, 1995, the Board appointed four new, independent Trustees to replace a number of those who resigned and the number of members of the Board of Trustees was reduced from ten at December 31, 1993 to eight at March 31, 1995. Independent Trustees appointed are Irving E. Cohen (June 2, 1994), Sally Hernandez-Pinero (May 19, 1994), Lance Liebman (March 9, 1995), and Lawrence G. Schafran (March 9, 1995). Messrs. Williams S. Friedman, Dan L. Johnston, Raymond V.J. Schrag and Carl B. Weisbrod have continued as Trustees.

NOMINEES

         The following persons have been nominated to serve as Trustees of the
Trust: Irving E. Cohen, William S. Friedman, Dan L. Johnston, Lance Liebman, Sally Hernandez-Pinero, Lawrence G. Schafran, Raymond V.J. Schrag, and Carl B. Weisbrod. Each of the eight nominees is currently a Trustee of the Trust and has been nominated by the Board of Trustees to serve for an additional term until the next Annual Meeting of Shareholders or until his successor shall have been duly elected and qualified. Each nominee has consented to being named in this Proxy Statement as a nominee and has agreed to serve as a Trustee if elected. When a proxy is properly executed and returned, the Shares represented thereby will be voted in favor of the election of each of the nominees, unless authority to vote for any such nominee is specifically withheld. There will be no cumulative voting for the election of Trustees. If any nominee is unable to serve or will not serve (an event which is not anticipated), then the person acting pursuant to the authority granted under the proxy will cast votes for the remaining nominees and, unless the Board of Trustees takes action to reduce the number of Trustees, for such other person(s) as he or she may select in place of such nominee(s).

         The eight nominees are listed below, together with their ages, terms of service, all positions and offices with the Trust or the Trust's advisor, Tarragon, other principal occupations, business experience and directorships with other companies during the last five years or more. The designation "Affiliated", when used below with respect to a Trustee, means that the Trustee is an officer, director or employee of the Advisor or an officer of the Trust. The designation "Independent", when used below with respect to a Trustee, means the Trustee is neither an officer or employee of the Trust nor a director, officer or employee of the Advisor, although the Trust may have certain business or professional relationships with such Trustee as discussed below under "Certain Business Relationships and Related Transactions".

                                               Name, Principal Occupations,
                                          Business Experience and Directorships                                       Age
                                          -------------------------------------                                       ---
IRVING E. COHEN: Trustee since June, 1994 (Independent)                                                                48

         Managing Director (since 1994) CPR Group, a real estate consulting company; Managing Partner (from 1990 to 1994) Fuller Corporate Realty Partners, a New York City real estate asset management entity;
         Director of Real Estate Consulting Services for Price Waterhouse (1989-1990); Special Adviser (1988-
         1989) and Trustee (1985-1989) Mellon Participating Mortgage Trust, a mortgage REIT; and Executive Vice
         President, E.F. Hutton Properties, Inc. (from 1983 to 1987).

WILLIAM S. FRIEDMAN: President since December 1988 and Trustee since                                                   51
         March 1988 (Affiliated)

         Trustee (since March 1988), Chief Executive officer (since December 1993), President (since December
         1988), Acting Chief Financial Officer (May 1990 to February 1991),

         Treasurer (August to September 1989) and Acting Principal Financial and Accounting Officer (December 1988 to
         August 1989) of the Trust and Vinland Property Trust ("VPT"); Trustee or Director (March 1988 to February
         1994), Chief Executive Officer (December 1993 to February 1994), President (December 1988 to February 1994),
         Acting Chief Financial Officer (May 1990 to February 1991), Treasurer (August to September 1989) and Acting
         Principal Accounting Officer (December 1988 to August 1989) of CMET, IORT and TCI; Director and Chief Executive
         Officer (since December 1990) of Tarragon, the Advisor to the Trust effective April 1, 1994; President
         (February 1989 to March 1993) and Director (February to December 1989) of Basic Capital Management, Inc.
         ("BCM"), the Advisor to the Trust (March 1989 to March 1994); General Partner (1987 to March 1994) of Syntek
         Asset Management, L.P. ("SAMLP"), which is the General Partner of National Realty, L.P. ("NRLP") and National
         Operating, L.P. ("NOLP"); Director and President (March 1989 to February 1994) and Secretary (March 1989 to
         December 1990) of Syntek Asset Management, Inc.  ("SAMI"), the Managing General Partner of SAMLP and a
         corporation owned by SCM; President (1982 to October 1990) of Syntek Investment Properties, Inc. ("SIPI"),
         which has invested in, developed and syndicated real estate through its subsidiaries and other related entities since 1973; Director and President (1982 to October 1990) of Syntek West, Inc. ("SWI"); Vice President (1984 to
         October 1990) of Syntek Finance Corporation; Director (1981 to December 1992), President (July 1991 to December
         1992), Vice President and Treasurer (January 1987 to July 1991) and Acting Chief Financial officer (May 1990 to
         February 1991) of American Realty Trust, Inc. ("ART"); practicing Attorney (since 1971) with the Law Offices of
         William S. Friedman; Director and Treasurer (November 1989 to February 1991) of Carmel Realty Services, Inc.
         ("CRSI"); Limited Partner (January 1991 to December 1992) of Carmel Realty Services, Ltd. ("Carmel, Ltd.").
         Also, see "Litigation and Claims Involving Mr. Friedman Related to Southmark Corporation" below.

SALLY HERNANDEZ-PINERO: Trustee since May 1994 (Independent)                                                           42

         Of Counsel (since October 1994) Kalkines, Arky, Zall and Bernstein, New York City; Chairwoman (since
         February 1992) New York City Housing Authority; Deputy Mayor (January 1990 to February 1992) for
         Finance and Economic Development, City of New York; Commissioner/Chairwoman of the Board of Directors
         (February 1988 to December 1989) Financial Services Corporation of New York City; Director (since July
         1994) of Consolidated Edison; Director (since April 1994) of Dime Savings Bank; Attorney at Law (since
         1978).

DAN L. JOHNSTON: Trustee April 1990 to June 1990 and since February 1991 (Independent)                                 56

         Attorney in solo practice in New York, New York (1991 to 1994 and since August 1995); Partner in the law firm of Johnston, Kaplan and Lombardi (January to July 1995), New York City;  Director (since 1992)
         of the Complex Drug Investigation and Prosecution Project for the Jefferson Institute for Justice
         Studies; Chief Counsel, Subcommittee on Criminal Justice, U.S. House of Representatives (June 1990 to
         January 1991); Executive Director (1986 to 1990) of Prosecuting Attorney's Research Council, a
         nationwide organization of metropolitan prosecutors which acts to further research to improve the prosecutorial function; Consultant (February 1985 to June 1990) to the Edna McConnell Clark Foundation,
         which supports efforts of District Attorneys to reduce jail and prison overcrowding; Member (October
         1987 to June 1990) of the Civilian Complaint Review Board of the New York City Police Department;
         Project Director (March 1985 to February 1986) and Consultant (January 1984 to March 1985) of the Vera
         Institute of Justice; County Attorney (March 1977 to March 1985) of Polk County, Des Moines, Iowa;
         Assistant Iowa Attorney General in charge of consumer fraud division (1965); Trustee (December 1992 to May 1995) of VPT; and Director or Trustee (April 1990 to June 1990 and from February 1991 to January 1995)
         of CMET, IORT and TCI.

LANCE LIEBMAN:  Trustee since March 1995 (Independent)                                                                 53

         Dean and Lucy G. Moses Professor of Law (since 1991) Columbia Law School, New York City; Professor of
         Law (1976 to 1991) and Associate Dean (1981 to 1984) Harvard Law School; Lecturer on Law (1990) Tokyo
         University Law Faculty, Japan; Director (since 1991) of Greater New York Insurance Co. (both mutual and stock companies); author of numerous articles published in a number of legal periodicals and seven books; Attorney at Law (since 1967).

LAWRENCE G. SCHAFRAN:  Trustee since March 1995 (Independent)                                                          57

         Managing General Partner (since 1984) L. G. Schafran & Associates, a real estate investment and development firm in New York City; Director, Publicker Industries (since 1986) an Old Greenwich,
         Connecticut NYSE listed holding company that operates through subsidiaries in manufacturing services;
         Director, Capsure Holdings Corp. (since 1986), a Chicago, Illinois NYSE listed property and casualty insurer; Director, Oxigene, Inc. (since March 1993), a New York pharmaceutical developer; Director,
         Glasstech, Inc.* (since January 1995), Perrysberg, Ohio manufacturer of glass bending and tempering equipment; and Director (since December 1993) and Member (since September 1994) and Chairman (since
         December 1994) of the Executive Committee of The Dart Group Corporation, a Landover, Maryland NYSE
         listed holding company engaged through subsidiaries in discount automotive parts and accessories, Crown
         Bookstores, discount grocery stores, beverages, real estate and financial services.

RAYMOND V.J. SCHRAG: Trustee since October 1988 (Independent)                                                          49

         Attorney, Law Offices of Raymond V. J. Schrag in New York, New York (since January 1995); attorney, Law
         Offices of Paul J. Schrag, in New York, New York (since 1975); Trustee (1986 to December 1989) of
         Hidden Strength Mutual Funds; and Trustee or Director (October 1988 to August 1994) of TCI, IORT and
         CMET; Trustee (October 1988 to May 1995) of VPT.

CARL B. WEISBROD: Chairman of the Board since March 1995 and Trustee since                                             50
         February 1994 (Independent)

         President (since 1994) Alliance for Downtown New York, Inc.; Trustee (February 1994 to May 1995) of
         VPT; President and Chief Executive Officer (April 1990 to 1994) of New York City Economic Development
         Corporation; President (May 1987 to April 1990) of 42nd Street Development Project, Inc. of New York
         State Urban Development Corporation; Executive Director (March 1986 to May 1987) of Department of City
         Planning of the City of New York; and Executive Director (July 1984 to March 1986) of City Volunteer
         Corps of the City of New York.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.





__________________________________

     * On May 24, 1993, Glasstech, Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. An Order confirming a plan of reorganization became effective January 3, 1995 which is the same day Mr. Schafran became a director of Glasstech, Inc.

LITIGATION AND CLAIMS INVOLVING MR. FRIEDMAN RELATED TO SOUTHMARK CORPORATION

         Until January 1989, William S. Friedman, the President and a Trustee of the Trust, was an executive officer and director of Southmark Corporation ("Southmark"), serving as Vice Chairman of the Board (since 1982), Director (since 1980) and Secretary (since 1984) of Southmark. As a result of a deadlock on Southmark's Board of Directors, Mr. Friedman and Gene E. Phillips, (who served as Trustee of the Trust until December 31, 1992) reached a series of related agreements (later modified) with Southmark on January 17, 1989 (collectively, the "Separation Agreement"), whereby Messrs. Friedman and Phillips resigned their position with Southmark and certain of Southmark's subsidiaries and affiliates. Southmark filed a voluntary petition in bankruptcy under Chapter 11 of the United States Bankruptcy Code on July 14, 1989. Subsequent to the filing of the Southmark bankruptcy, several lawsuits were filed against Southmark, its former officers and directors (including Mr. Friedman) and others, alleging, among other things, that such persons and entities misrepresented the financial condition of Southmark. Mr. Friedman denies all of such allegations. Those lawsuits in which Mr. Friedman was also a defendant are summarized below. THE TRUST IS NOT A DEFENDANT IN ANY OF THESE LAWSUITS.

         In Burt v. Grant Thornton, Gene E. Phillips and William S. Friedman, the plaintiff, a purchaser of Southmark preferred stock, alleged that the defendants disseminated false and misleading corporate reports, financial analysis and news releases in order to induce the public to continue investing in Southmark. Grant Thornton served as independent certified public accountants to Southmark and, for 1988 and 1989, to the Trust. The plaintiff sought actual damages in the amount of less than $10,000, treble damages and punitive damages in an unspecified amount plus attorneys' fees and costs. This case was settled in October 1993 for a nominal payment.

         Consolidated actions entitled Salsitz v. Phillips et al., purportedly brought as class actions on behalf of purchasers of Southmark securities during specified periods, were pending before the United States District court for the Northern District of Texas. Mr. Friedman entered into a settlement agreement with the plaintiffs, which was approved by the court in October 1993.

         Mr. Friedman also served as a director of Pacific Standard Life Insurance Company ("PSL"), a wholly-owned subsidiary of Southmark, from October 1984 to January 1989. In a proceeding brought by the California Insurance commissioner, a California Superior Court appointed a conservator for PSL on December 11, 1989. On October 12, 1990, the California Insurance Commissioner filed suit against the former directors of PSL (including Mr. Friedman) seeking damages of $12 million and additional punitive damages. Such lawsuit alleged, among other things, that the defendants knowingly and willfully conspired among themselves to breach their duties as directors of PSL to benefit Southmark. Such suit further alleged that PSL's board of directors failed to convene meetings and delegated to Mr. Phillips authority to make decisions regarding loans, investments and other transfers and exchanges of PSL assets. In August 1993, five former directors of PSL, including Mr. Friedman, settled this lawsuit without admitting any liability. At that time, a judgment was entered securing certain payments agreed to be made by Mr. Friedman and another individual. After making two of the scheduled payments, the payment due in November 1994 was not made and actions to collect have commenced.

         One of Southmark's principal businesses was real estate syndication and from 1981 to 1987 Southmark raised over $500 million in investments from limited partners of several hundred limited partnerships. Seven lawsuits were filed by investors alleging breach of fiduciary duties on the part of Mr. Friedman and others. Two cases were settled in July and October, 1993 for nominal payments. In one case, all claims were dismissed by the Court and the defendants (including Mr. Friedman) were awarded sanctions against plaintiffs' counsel. The other four cases were voluntarily dismissed by the plaintiffs without payment of any kind by the defendants.

         San Jacinto Savings Association. On November 30, 1990, San Jacinto Savings Association ("SJSA"), a savings institution that had been owned by Southmark since 1983, was placed under conservatorship of the Resolution Trust Corporation ("RTC") by federal banking authorities. The Office of Thrift Supervision ("OTS") also conducted a formal investigation of SJSA and its affiliates. During late November 1994, Mr. Friedman entered into certain agreements with the RTC and OTS settling all claims relating to (i) his involvement with SJSA, and (ii) any guarantor arrangement of Mr. Friedman as to other financial institutions taken over by the RTC. Pursuant to such arrangements, Mr. Friedman and certain other respondents

(including Mr. Phillips) agreed to pay restitution over a 10 year period in the amount of $20,000,000. Mr. Friedman's liability terminates when the respondents as a group shall have paid a total of $5,000,000 out of the total requirement. Mr. Friedman also consented to an order prohibiting him from participating in the conduct of the affairs of an insured depository institution without the prior written approval of the Director of OTS, and agreed to submit certain information to the OTS on a periodic basis. Such arrangements constitute an order limiting Mr. Friedman from engaging in a type of business practice.

BOARD COMMITTEES AND MEETINGS

         The Trust's Board of Trustees held eight meetings and acted by written consent four times during 1994. For such year, no incumbent Trustee attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board of Trustees during the period for which he had been a Trustee and (ii) the total number of meetings held by all committees of the Board of Trustees on which he served during the periods that he served.

         The Trust's Board of Trustees has an Audit committee, the function of which is to review the Trust's operating and accounting procedures. The current members of the Audit committee, all of whom are Independent Trustees, are Messrs. Schrag (Chairman), Johnston, and Weisbrod. The Audit Committee met one time during 1994.

         In March 1995, the Board established an Advisory Review Committee to supervise the implementation and performance of the Advisory Agreement with particular emphasis on the allocation of investment opportunities among entities affiliated with Tarragon. The members of the Advisory Review Committee are Messrs. Weisbrod (Chairman) and Cohen and Ms. Hernandez-Pinero.

         The Trust's Board of Trustees does not have Nominating or Compensation Committees.

         Until February, 1995, the Trust's Board of Trustees had a Related Party Transaction Committee which reviewed and made recommendations to the Board of Trustees with respect to transactions involving the Trust and any other party or parties related to or affiliated with the Trust, any of its Trustees or any of their affiliates, and a Litigation Committee which reviewed litigation involving Messrs. Phillips and Friedman. Such committees were disbanded in February, 1995, and their responsibilities assumed by the Independent Trustees. Messrs. Johnston (Chairman), Davis, Etnire, Schrag, Sims and Stokely, all of whom were Independent Trustees, were the members of the Related Party Transaction Committee, while Messrs. Johnston (Chairman), Etnire, Jordan, Schrag, Sims and Stokely comprised the Litigation Committee. During 1994, the Related Party Transaction Committee met three times and the Litigation Committee met three times.

EXECUTIVE OFFICERS

         The following persons currently serve as executive officers of the
Trust: William S. Friedman, President and Chief Executive Officer and John A. Doyle, Executive Vice President, Chief Operating Officer and Chief Financial Officer. Their positions with the Trust are not subject to a vote of shareholders. The age, terms of service, all positions and offices with the Trust, Tarragon or BCM, other principal occupations, business experience and directorships with other companies during the last five years or more of Mr. Friedman is set forth above. Corresponding information regarding Mr. Doyle is set forth below.

JOHN A. DOYLE: Age 37, Executive Vice President (February 1994 to May 1995) and Chief Operating Officer (since February 1994) and Chief Financial officer (since May 1995).

         Trustee, Executive Vice President (February 1994 to May 1995) and Chief Operating Officer (since February 1994) and Chief Financial Officer (since May 1995) of VPT; Director, President, Chief Operating Officer and 50% shareholder (since February 1994) of Tarragon; Trustee (February 1994 to April 1994) of the Trust; President and Chairman of the Board (since December 1993) of Investors General Acquisition Corp., which owns

         100% of the shares of Investors General, Inc.; Director, President and Chief Executive Officer (since June 1992) of Garden Capital Incorporated; Director (since October 1993) of Home States Holdings; Director and Chief Operating Officer (October 1990 to December 1991) of ConCap Equities, Inc.; President, Chief Executive Officer, Chief Operating Officer and sole Director (April 1989 to October 1990) of Consolidated Capital Equities Corporation ("CCEC"); Director of Restructuring, Reorganization and Insolvency Services (February 1987 to April 1989) of Arthur Young & Co., independent certified public accountants; and Certified Public Accountant (since 1985).

OTHER OFFICERS

         Although not executive officers of the Trust, the following persons currently serve as officers of the Trust: Executive John C. Stricklin, Senior Vice President; Chris W. Clinton, Senior Vice President - Asset Management; R.
W. Lockhart, Senior Vice President - Asset Management; Todd C. Minor, Senior Vice President - Mortgage Servicing and Financing; Katie Jackson - Vice President - Chief Accounting Officer; David E. Miller, Vice President - Legal & Secretary; and Ivan Roth, Treasurer. Their positions with the Trust are not subject to a vote of shareholders. Their ages, terms of service, all positions and offices with the Trust, BCM or Tarragon, other principal occupations, business experience and directorships with other companies during the last five years or more are set forth below.

JOHN C. STRICKLIN:  Age 48, Executive Vice President (May 1995), Senior Vice
         President - Real Estate (May 1994 to April 1995) and Vice President-Real Estate (February 1994 to April 1994).

         Executive Vice President (since May 1995), Senior Vice President - Real Estate (May 1994 to April 1995) and Vice President-Real Estate (February 1994 to April 1994) of VPT; Senior Vice President (since February 1994) of Tarragon; Vice President (June 1992 to January 1994) of Carmel Realty, Inc.; Real Estate Broker (June 1989 to May 1992) with Carmel, Ltd.; Executive Vice President (June 1980 to May 1989) of Windsor Financial Corporation; and Vice President (June 1975 to June
         1980) of Syntek Corporation.

CHRIS W. CLINTON:  Age 47, Senior Vice President - Asset Management (since May
         1995) and Senior Vice President - Commercial Asset Management (March 1994 to April 1995).

         Senior Vice President - Asset Management (since May 1995) and Senior Vice President -Commercial Asset Management (March 1994 to April 1995) of VPT; Senior Vice President (since March 1994) of Tarragon; Vice President (October 1988 to March 1994) of ART, CMET, IORT, NIRT, TCI, VPT and BCM.

TODD C. MINOR:  Age 36, Senior Vice President - Mortgage Servicing and
         Financing (since May 1995) and Senior Vice President - Finance (March 1994 to April 1995 and from July 1993 to January 1994).

         Senior Vice President - Mortgage Servicing and Financing (since May
         1995) and Senior Vice President - Finance (March 1994 to April 1995 and from July 1993 to January 1994) of VPT; Senior Vice President (since March 1994) of Tarragon; Senior Vice President -Finance (from July 1993 to March 1994) of BCM, ART, CMET, IORT and TCI; Vice President (from January 1989 to July 1993) of BCM and (from April 1991 to July 1993) of ART, CMET, IORT, NIRT, TCI and VPT.

R. W. LOCKHART:  Age 50, Senior Vice President - Asset Management (since May
1995).

         Senior Vice President - Asset Management (since May 1995) of VPT; Senior Vice President (since March 1994) of Tarragon; Independent Consultant (March 1992 to February 1994); Senior Vice President (July 1989 to March 1992) of BCM and CRSI.

KATIE JACKSON:  Age 33, Vice President - Chief Accounting Officer (since March
1994).

         Vice President - Chief Accounting Officer (since March 1994) of VPT; Vice President -Chief Accounting Officer (since March 1994) of Tarragon; Accounting Manager for BCM (October 1990 to March 1994); Financial Analyst of DSC Communications Corp. (August 1987 to October
         1990); Certified Public Accountant (since 1988).

DAVID E. MILLER: Age 30, Vice President - Legal (since May 1995 ) and Secretary (since April 1995).

         Vice President - Legal (since May 1995) & Secretary (since April 1995) of VPT; Vice President - Legal (since July 1994) of Tarragon; Associate (October 1991 to June 1994) Backenroth & Grossman, a New York City law firm; Attorney at law (since 1991); prior thereto from 1988 to 1991, law student at Brooklyn Law School, Brooklyn, New York.

IVAN ROTH: Age 59, Treasurer (since February 1994) and Chief Financial Officer (February 1994 to April 1995).

         Treasurer (since February 1994) and Chief Financial Officer (February 1994 to April 1995) of VPT; Treasurer (since February 1994) of Tarragon; Treasurer and Chief Financial Officer (1978 to 1992) of Servico, Inc.*; Financial Controller (1970 to 1978) of New York Motel Enterprises, Inc.; General Manager (1968 to 1970) of Affiliated Financial Corporation; and Certified Public Accountant (since 1968).

         In addition to the foregoing officers, the Trust has other officers who are not listed herein.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under the securities laws of the United States, the Trust's Trustees, executive officers, and any persons holding more than ten percent of the Trust's shares of beneficial interest are required to report their ownership of the Trust's shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established and the Trust is required to report any failure to file by these dates during 1994. During 1994, all of these filing requirements were satisfied by its Trustees and executive officers and ten percent holders except as noted below. In making these statements, the Trust has relied on the written representations of its incumbent Trustees and executive officers and its ten percent holders and copies of the reports that they have filed with the Commission. The following reports filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during or with respect to the fiscal year ended December 31, 1994 were not filed on a timely basis: Initial Forms 3 of John A. Doyle, Ivan Roth, John C. Stricklin, Chris W. Clinton and Katie Jackson.

THE ADVISOR

         Although the Trust's Board of Trustees is directly responsible for managing the affairs of the Trust and for setting the policies which guide it, the day-to-day operations of the Trust are performed by a contractual advisory firm under the supervision of the Trust's Board of Trustees. The duties of the Advisor include, among other things, locating, investigating, evaluating and recommending real estate and mortgage note investment and sales opportunities, as well as financing and refinancing sources for the Trust. The Advisor also serves as a consultant in connection with the business plan and investment policy decisions made by the Trust's Board of Trustees.

         CCEC was the sponsor and original advisor of the Trust. CCEC was replaced as advisor on August 1, 1988, by Consolidated Advisors, Inc. ("CAI"), the parent of CCEC. On December 2, 1988, CCEC





__________________________________

     *On September 19, 1990, Servico, Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code and was reorganized effective August 5, 1992.

filed a petition seeking reorganization under Chapter 11 of the United States Bankruptcy Code in the United States District Court for the Northern District of Texas. Mr. Friedman was a director of CCEC and CAI from March 1988 through January 1989. Mr. Doyle was President, Chief Executive Officer, Chief Operating Officer and sole director of CCEC from 1989 through October 1990. Southmark was a controlling shareholder of The Consolidated Companies, the parent of CAI, from March 1988 through February 1989.

         BCM served as the Trust's advisor from March 1989 to March 31, 1994. Mr. Friedman served as President of BCM until May 1, 1993. BCM is beneficially owned by a trust for the benefit of the children of Mr. Phillips, who served as a Trustee of the Trust until December 7, 1992. At the Trust's annual meeting of shareholders held on April 26, 1993, the Trust's shareholders approved the renewal of the Trust's Advisory Agreement with BCM. BCM resigned as advisor to the Trust effective March 31, 1994.

         On February 10, 1994, the Trust's Board of Trustees selected Tarragon to replace BCM as the Trust's advisor. Since April 1, 1994, Tarragon has provided advisory services to the Trust under an advisory agreement. Mr. Friedman serves as a director and Chief Executive Officer of Tarragon. Tarragon is owned by Lucy N. Friedman, Mr. Friedman's wife, and Mr. Doyle, who serves as a director, President and Chief Operating Officer of Tarragon and Executive Vice President of the Trust. The Friedman and Doyle families together own approximately 33% of the outstanding shares of the Trust.

         The provisions of the Trust's initial Advisory Agreement dated February 15, 1994 with Tarragon (the "Initial Advisory Agreement") were substantially the same as to those of the BCM advisory agreement except for the annual base advisory fee and the elimination of the net income fee. The BCM advisory agreement provided for BCM to receive an advisory fee comprised of a gross asset fee of .0625% per month (.75% per annum) of the average of the gross asset value of the Trust (total assets less allowance for amortization, depreciation or depletion and valuation reserves) and an annual net income fee equal to 7.5% per annum of the Trust's net income. The Tarragon Initial Advisory Agreement called for an annual base advisory fee of $100,000 (which was paid upon execution on April 1, 1994) plus an incentive advisory fee equal to 16% of the Trust's adjusted funds from operations before deduction of the advisory fee. Adjusted funds from operations was defined as net income (loss) before gains or losses from the sales of properties and debt restructurings plus depreciation and amortization plus any loss due to the writedown or sale of any real property or mortgage loan acquired prior to January 1, 1989. The incentive fee was cumulative within any fiscal year to maintain the 16% per annum rate.

         The following provisions were included in both the BCM advisory agreement and the Tarragon Initial Advisory Agreement:

         (1) The Advisor or an Affiliate of the Advisor was to receive an acquisition commission for supervising the acquisition, purchase or long-term lease of real estate for the Trust equal to the lessor of (i) up to 1% of the cost of acquisition, inclusive of commissions, if any, paid to non-affiliated brokers or (ii) the compensation customarily charged in arm's-length transactions by others rendering similar property acquisition services as an ongoing public activity in the same geographical location and for comparable property; provided that the purchase price of each property (including acquisition commissions and all real estate brokerage fees) could not exceed such property's appraised value at acquisition.

         (2) The Advisor was to receive an incentive sales compensation equal to 10% of the amount, if any, by which the aggregate sales consideration for all real estate sold by the Trust during such fiscal year exceeds the sum of (i) the cost of each such property as originally recorded in the Trusts's books for tax purposes (without deduction for depreciation, amortization or reserve for losses), (ii) capital improvements made to such assets during the period owned by the Trust, and
                 (iii) all closing costs (including real estate commissions) incurred in the sale of such property. However, no incentive fee was to be paid unless (a) such real estate sold in such fiscal year, in the aggregate, had produced an 8% simple annual return of the Trust's net investment including capital improvements, calculated over the Trust's holding period before depreciation and inclusive of operating income and sales consideration and

                 (b) the aggregate net operating income from all real estate owned by the Trust for each of the prior and current fiscal years was to be at least 5% higher in the current fiscal year than in the prior fiscal year.

         (3) The Advisor or An Affiliate of the Advisor was to receive a mortgage or loan acquisition fee with respect to the acquisition or purchase from an unaffiliated party of an existing mortgage or loan by the Trust equal to the lesser of
                 (i) 1% of the amount of the mortgage or loan purchased or (ii) a brokerage or refinancing fee which is reasonable and fair under the circumstances. Such fee was not to be paid in connection with the origination or funding by the Trust of any mortgage loan.

         (4) The Advisor or an Affiliate of the Advisor was also to receive a mortgage brokerage and equity refinancing fee for obtaining loans to the Trust or refinancing on Trust properties equal to the lesser of (i) 1% of the amount of the loan or the amount refinanced or (ii) a brokerage or refinancing fee which is reasonable and fair under the circumstances; provided, however, that no such fee was to be paid on loans from the Advisor or an Affiliate of the Advisor without the approval of the Trust's Board of Trustees. No fee was to be paid on loan extensions.

         (5) The Advisor or any Affiliate of the Advisor must pay to the Trust one-half of any compensation received from third parties with respect to the origination, placement or brokerage of any loan made by the Trust, provided, however, that the compensation retained by the Advisor or any Affiliate of the Advisor shall not exceed the lesser of (i) 2% of the amount of the loan committed by the Trust or (ii) a loan brokerage commitment fee which is reasonable and fair under the circumstances.

         The Initial Advisory Agreement was replaced effective April 1, 1995 with the revised Advisory Agreement. At their March 9, 1995 meeting, the Board of Trustees approved certain revisions to the Initial Advisory Agreement with Tarragon effective April 1, 1995 which is to be submitted to the Shareholders for approval at the Annual Meeting. Such revisions amended the Initial Advisory Agreement and are contained in a full restatement of the Initial Advisory Agreement. The revised Advisory Agreement is very similar to the Initial Advisory Agreement, but eliminates the $100,000 base annual fee and makes various technical changes designed to further clarify the responsibilities of Tarragon. In addition, the revised Advisory Agreement provides that real estate commissions shall be payable to Tarragon and its affiliates only following specific approval by the Board of Trustees for each transaction rather than pursuant to a general agreement. See "Proposal Two - Approval of the Advisory Agreement" for a description of the compensation under the revised Advisory Agreement.

         Under the Tarragon Advisory Agreement, the Advisor is required to formulate and submit annually for approval by the Trust's Board of Trustees a budget and business plan for the Trust containing a twelve-month forecast of operations and cash flow, a general plan for asset sales or acquisitions, lending, foreclosure and borrowing activity, and other investments, and the Advisor is required to report quarterly to the Trust's Board of Trustees on the Trust's performance against the business plan. In addition, all transactions or investments by the Trust shall require prior approval by the Trust's Board of Trustees unless they are explicitly provided for in the approved business plan or are made pursuant to authority expressly delegated to the Advisor by the Trust's Board of Trustees.

         The Tarragon Advisory Agreement also requires prior approval of the Trust's Board of Trustees for retention of all consultants and third party professionals, other than legal counsel. The Advisory Agreement provides that the Advisor shall be deemed to be in a fiduciary relationship to the Trust's shareholders; contains guidelines for the Advisor's allocation of investment opportunities as among itself, the Trust and other entities it advises; and contains a broad standard governing the Advisor's liability for losses by the Trust. Under the Advisory Agreement, none of the Advisor nor any of its shareholders, directors, officers or employees shall be liable to the Trust, the Trustees or the holders of securities of the Trust for any losses from the operations of the Trust if the Advisor had determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust and the loss or liability was not the result of negligence or misconduct by the Advisor. In no event will the directors, officers or employees of the Advisor be personally liable for any action or inaction unless it was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Under the Advisory Agreement (as required by the Trust's Declaration of Trust) all or a portion of the annual advisory fee must be refunded by the Advisor to the Trust if the Operating Expenses of the Trust (as defined in the Trust's Declaration of Trust) exceed certain limits specified in the Declaration of Trust based on the book value, net asset value and net income of the Trust during such fiscal year. The operating expenses of the Trust did not exceed such limitation in 1992, 1993 or 1994.

         Also, if the Trust were to request that the Advisor render services to the Trust other than those required by the advisory agreement, the Advisor or an affiliate of the Advisor would be separately compensated for such additional services on terms to be agreed upon from time to time. In the past, the Trust had hired Carmel, Ltd., an affiliate of BCM, to provide property management services for the Trust's properties. Since April 1, 1994, Tarragon has provided property management services for the Trust's properties. The Trust also engaged, on a non-exclusive basis, Carmel Realty, Inc. ("Carmel Realty"), also an affiliate of BCM, to perform brokerage services for the Trust until March 31, 1994.

         Approval, and any renewal, of the Tarragon Advisory Agreement is required by the Trust's shareholders.

         The Advisory Agreement may only be assigned with the prior consent of the Trust.

         The directors and principal officers of Tarragon are set forth below:

WILLIAM S. FRIEDMAN:              Director and Chief Executive Officer

JOHN A. DOYLE:                    Director, President and Chief Operating
                                  Officer

JOHN C. STRICKLIN:                Executive Vice President

CHRIS W. CLINTON:                 Senior Vice President

ROBERT W. LOCKHART:               Senior Vice President

TODD C. MINOR:                    Senior Vice President

KATIE JACKSON:                    Vice President - Chief Accounting Officer

DAVID E. MILLER:                  Vice President - Legal and Secretary

IVAN ROTH                         Treasurer

PROPERTY MANAGEMENT

             From February 1, 1990 until March 31, 1994, affiliates of BCM provided property management services to the Trust. Carmel, Ltd. provided property management services for a fee of 5% or less of the monthly gross rents collected on the properties under management. In many cases, Carmel, Ltd. subcontracted with other entities for the provision of the property-level management services to the Trust at various rates. The general partner of Carmel, Ltd. is BCM. The limited partners of Carmel, Ltd. are (i) SWI, of which Mr. Phillips is the sole shareholder, (ii) Mr. Phillips and (iii) a trust for the benefit of the children of Mr. Phillips. Carmel, Ltd. subcontracted the property-level management and leasing of eleven of the Trust's commercial properties and the commercial properties owned by two of the real estate partnerships in which the Trust is a partner to Carmel Realty, which is owned by SWI. Carmel, Ltd. resigned as property manager for the Trust's properties effective March 31, 1994.

             Commencing April 1, 1994, Tarragon provides property management services to the Trust for a fee of 4.5% of the monthly gross rents collected on apartment properties and 1.5% to 4% of the monthly gross rents collected on commercial properties. Tarragon intends to subcontract with other entities for the provision of most of the property- level management services to the Trust.

REAL ESTATE BROKERAGE

             Prior to December 1, 1992, affiliates of BCM provided brokerage services to the Trust and received brokerage commissions in accordance with the advisory agreement. Effective December 1, 1992, the Trust's Board of Trustees approved the non-exclusive engagement by the Trust of Carmel Realty to provide brokerage services for the Trust. Such agreement terminated March 31, 1994. Carmel Realty was entitled to receive a real estate acquisition commission for locating and negotiating the lease or purchase by the Trust of any property equal to the lesser of (i) up to 3% of the purchase price, inclusive of commissions, if any, paid by the Trust to other brokers or (ii) the compensation customarily charged in arm's-length transactions by others rendering similar property acquisition services in the same geographical location and for comparable property. Any commission paid to Carmel Realty by the seller was to be credited against the commission to be paid by the Trust. Carmel Realty was also entitled to receive a real estate sales commission for the sale of each Trust property equal to the lesser of (i) 3% (inclusive of fees, if any, paid by the Trust to other brokers) of the sales price of each property or (ii) the compensation customarily charged in arm's- length transactions paid by others rendering similar services in the same geographic location for comparable property.

             Since March 1, 1994, the Trust has also engaged Tarragon to perform brokerage services for the Trust. In March 1994, the Trust purchased a 198 unit apartment complex in Fort Worth, Texas for cash subject to an existing first mortgage and, in connection with such acquisition, paid $176,000 of real estate brokerage and acquisition commissions, based upon the $4.4 million purchase price of the property, to Tarragon. Tarragon is available to and may act as a broker in both purchases and sales of Trust property with commissions payable in amounts customarily charged in arms- length transactions by others rendering similar property acquisition services in the same geographical location and for comparable property.

EXECUTIVE COMPENSATION

             The Trust has no employees, payroll or benefit plans and pays no direct compensation to the officers of the Trust. The Trustees and officers of the Trust who are also officers or employees of the Trust's Advisor are compensated by the Advisor. Such affiliated Trustees and officers of the Trust perform a variety of services for the Advisor and the amount of their compensation is determined solely by the Advisor. Compensation of Trust officers responsible for legal and accounting services is allocated among the various entities for which Tarragon serves as advisor and none of those individual's annual salary exceeds $100,000.

             The only direct remuneration paid by the Trust is to the Trustees who are not officers or directors of Tarragon or their affiliated companies. The Independent Trustees (i) review the business plan of the Trust to determine that it is in the best interest of the Trust's shareholders, (ii) review the Trust's contract with the Advisor, (iii) supervise the performance of the Trust's advisor and review the reasonableness of the compensation which the Trust pays to its advisor in terms of the nature and quality of services performed, (iv) review the reasonableness of the total fees and expenses of the Trust and (v) select, when necessary, a qualified independent real estate appraiser to appraise properties acquired by the Trust. Prior to March 9, 1995, the Independent Trustees received compensation in the amount of $6,000 per year, plus reimbursement for expenses and each Independent Trustee received
(i) $3,000 per year for each committee of the Board of Trustees on which he serves, (ii) $2,500 per year for each committee chairmanship and (iii) $1,000 per day for any special services rendered by him to the Trust outside of his ordinary duties as Trustee, plus reimbursement for expenses, provided such services ares specifically requested by the Board.

             During 1994, $42,750 was paid to the Independent Trustees in total Trustees' fees for all services, including the $6,000 annual fee for service and 1994 special service fees: Willie K. Davis (a Trustee from October 1986 to March 31, 1995), $4,500; Geoffrey C. Etnire (a Trustee from January 1993 to March 9,

1995), $7,862; Dan L. Johnston, $12,000; A. Bob Jordan (a Trustee from October 1992 to June 1994), $3,500; Raymond V.J. Schrag, $7,250; Bennett B. Sims (a Trustee from April 1990 to August 1994), $3,000; Ted P. Stokely (a Trustee from April 1990 to August 1994), $3,000, and Carl Weisbrod, $7,000. Also during 1994, Trustee's fees paid related to 1995 services totalled $12,000 and included Irving E. Cohen, $6,000, and Sally Hernandez-Pinero, $6,000.

             Effective March 9, 1995, the Trust will pay the Independent Trustees (i) $15,000 annual fee, (ii) $2,000 per year for each committee of the Board of Trustees on which he (she) serves and an additional $1,000 per year for the Chair of each committee, (iii) $25,000 per year to the Chairman of the Board of Trustees (Mr. Weisbrod), inclusive of any committee fees, and (iv) $1,000 per day for any special services rendered to the Trust outside of the ordinary duties as Trustee, plus reimbursement for expenses, provided such services are specifically requested by the Board.

PERFORMANCE GRAPH

             The following performance graph compares the cumulative total shareholder return on the Trust's shares of beneficial interest with the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the National Association of Real Estate Investment Trusts, Inc. Hybrid REIT Total Return Index ("REIT Index"). The comparison assumes that $100 was invested on December 31, 1989 in the Trust's shares of beneficial interest and in each of the indices and further assumes the reinvestment of all dividends. Past performance is not necessarily an indicator of future performance.

            COMPARISON OF FIVE FISCAL YEARS ENDED DECEMBER 31, 1994
                            COMPARATIVE TOTAL RETURN

                                    [GRAPH]


================================================================================
                         1989      1990      1991       1992      1993      1994
--------------------------------------------------------------------------------
THE TRUST                100       106        171        113      315       334
--------------------------------------------------------------------------------
S&P 500 STOCK INDEX      100        97        126        136      150       152
--------------------------------------------------------------------------------
NAREIT HYBRID REIT       100        72        100        116      141       147
INDEX
================================================================================

The data set forth in the above graph and related table was obtained from the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") and the NASDAQ National Market System. The data is market weighted. The total return calculation is based upon the weighting at the beginning of the period. Dividends are included in the month based upon their payment date. The total return index includes dividends reinvested on a monthly basis. At month-end December 1994, there were 21 tax-qualified REITs in the NAREIT Hybrid REIT Total Return Index with a total market capitalization of $3 billion.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             CERTAIN BUSINESS RELATIONSHIPS. On February 10, 1994, the Trust's Board of Trustees selected Tarragon to replace BCM as the Trust's advisor effective April 1, 1994 under an advisory agreement. Mr. Friedman serves as director and Chief Executive Officer of Tarragon. Tarragon is owned by Lucy N. Friedman, Mr. Friedman's wife, and Mr. Doyle, who serves as President and Chief Operating Officer of Tarragon and Trustee and Executive Vice President of the Trust. The Friedman and Doyle families together own approximately 33% of the outstanding shares of the Trust.

             Also on February 10, 1994, VPT's Board of Trustees selected
Tarragon to replace BCM as VPT's advisor commencing March 1, 1994.   Messrs.
Johnston, Schrag and Weisbrod, each a Trustee of the Trust, resigned from VPT's board on May 17, 1995. William S. Friedman, together with John A. Doyle also
presently serve as  Trustees of VPT.   Messrs.  Friedman and Doyle owe
fiduciary duties to VPT as well as to the Trust under applicable law. VPT has the same relationship with Tarragon as the Trust.

             Tarragon occupies office space at VPT's One Turtle Creek Office/Retail Complex.

             From February 1, 1990 until March 31, 1994, affiliates of BCM provided property management services to the Trust. Carmel, Ltd. provided property management services for a fee of 5% or less of the monthly gross rents collected on the properties under management. In many cases, Carmel, Ltd. subcontracted with other entities for the property- level management services to the Trust at various rates. The general partner of Carmel, Ltd. is BCM.
The limited partners of Carmel, Ltd. are (i) SWI, of which Mr. Phillips is the sole shareholder, (ii) Mr. Phillips and (iii) a trust for the benefit of the children of Mr. Phillips. Carmel, Ltd. subcontracted the property-level management and leasing of eleven of the Trust's commercial properties and the commercial properties owned by two of the real estate partnerships in which the Trust is a partner to Carmel Realty, which is owned by SWI. Carmel, Ltd. resigned as property manager for the Trust's properties effective March 31, 1994. Since April 1, 1994, Tarragon has provided property management services to the Trust.

             Effective December 1, 1992, the Trust engaged Carmel Realty, on a non-exclusive basis, to provide brokerage services for the Trust. Carmel Realty is owned by SWI. Such agreement terminated March 31, 1994. Also, see "Real Estate Brokerage" above.

             Messrs. Davis and Schrag served on the Fairness Committee of NRLP (for which they each received $4,000 in 1993), whose function is to review certain transactions between NRLP and its general partner and affiliates of such general partner.

             From April 1992 to December 31, 1993, Mr. Stokely (a Trustee of the Trust from April 1990 until August 1, 1994) was employed as a Real Estate Consultant for Eldercare, a nonprofit corporation engaged in the acquisition of low income and elderly housing. Eldercare has a revolving loan commitment from SWI which is owned by Mr. Phillips and affiliated with BCM. In addition, in November 1991, the Trust funded a $230,000 loan to Eldercare. Eldercare filed for bankruptcy protection in October 1993. At December 31, 1994, the Trust's loan to Eldercare was in default.

             TMC Realty Advisors, Inc. ("TMC"), a company of which Randall K. Gonzalez (a Trustee of the Trust until February 18, 1994) is the Managing Partner and President, provides property-level management services, as a sub-contractor to Carmel, Ltd., for certain properties owned by the Trust. In 1993 and 1994, TMC earned fees of $58,000 and $19,750, respectively, for performing such services.

             TMC also provides property-level management services, as a subcontractor to Carmel, Ltd., for properties owned by ART, CMET, NOLP and TCI and, through April 1993, for a property owned by a partnership which includes
IORT and TCI.   Christon Company, ("Christon") a company for which Mr. Gonzalez serves as Vice President, provides property leasing services, as a subcontractor to Carmel, Ltd., to such partnership. Randall K. Gonzalez is the son of Al Gonzalez, an ART director not affiliated with BCM or Tarragon.

             Since January 1, 1993, FMS, a company of which Mr. Davis (a Trustee of the Trust from October 1988 to March 31, 1995) is Chairman, President and sole shareholder, has been providing property-level management services, as a subcontractor to Carmel, Ltd., for two properties owned by the Trust. In 1993 and 1994, FMS earned fees of $54,000 and $55,886, respectively, for performing such services.

             During 1993, A. Bob Jordan, formerly a Trustee of the Trust from October 1992 until June, 1994, performed legal services for BCM and its affiliates, as well as for ART, TCI and the Trust. The Trust paid Mr. Jordan $4,000 in legal fees and cost reimbursements in 1993 and $1,900 in legal fees and cost reimbursements in 1994.

             The Trust believes that such fees received by FMS, TMC and Mr. Jordan were at least as favorable to the Trust as those that would be paid to unaffiliated third parties for the performance of similar services.

             RELATED PARTY TRANSACTIONS. Historically, the Trust has engaged in and may continue to engage in business transactions, including real estate partnerships, with related parties. Prior to January 11, 1995, all related party transactions entered into by the Trust were to be approved by a majority of the Trust's Board of Trustees, including a majority of the Independent Trustees. In addition, the Related Party Transaction Committee of the Trust's Board of Trustees was to review all such transactions prior to their submission to the Trust's Board of Trustees for consideration. The Trust's management believes that all of the related party transactions were at least as advantageous to the Trust as could have been obtained from unrelated third parties.

             The Trust is a partner with CMET in the Sacramento Nine ("SAC 9") and Income Special Associates ("ISA") partnerships. SAC 9, which currently owns two office buildings in the Sacramento, California area, is owned 70% by the Trust which is the non controlling partner. The SAC 9 partnership agreement requires unanimous consent of both the Trust and CMET for any material changes in the operations of SAC 9's properties, including sales, refinancings and property management changes. ISA is a partnership in which the Trust has a 40% interest and CMET holds a 60% interest. ISA in turn owns all of Indcon, L.P. (formerly known as Adams Properties Associates) which owns 32 industrial warehouse facilities. The Indcon, L.P. partnership agreement requires consent of both the Trust and CMET for any material changes in the operations of the partnership properties, including sales, refinancings and changes in property manager. Until March 9, 1995, Geoffrey C. Etnire, a Trustee of CMET was also a Trustee of the Trust and until August 1994, Messrs. Stokley and Sims, Trustees of CMET also served as Trustees of the Trust. Since March 9, 1995, the Trust and CMET have no Trustee who serves on both boards.

             On December 10, 1990, the Trust's Board of Trustees, based on the recommendation of its Related Party Transaction Committee, authorized the purchase of up to $1.0 million of the shares of beneficial interest of CMET through negotiated or open market transactions. At December 31, 1993, the Trust owned 54,500 shares of beneficial interest of CMET which it purchased in 1990 and 1991 through open market transactions, at a total cost to the Trust of $250,000. In June 1994, the Trust sold 15,000 shares of beneficial interest of CMET for $210,000 through open market transactions and as a result, recorded a $141,000 gain on sale of investments during 1994. At December 31, 1994, the aggregate market value of the remaining 39,500 CMET shares held by the Trust was $592,500. During the first three months of 1995, the Trust sold the remaining 39,500 CMET shares through open market transactions for $592,500 and, as a result, recorded a $411,200 gain on sale of investments.

             In December 1993, the Trust's Board of Trustees approved the issuance of a $1 million convertible subordinated debenture to Mr. Doyle, Chief Operating Officer of the Trust since February 1994, in exchange for his 10% participation in the profits of the Consolidated Capital Properties II ("CCP II") assets, which the Trust had acquired in November 1992. This participation was granted as consideration for Mr. Doyle's services to the Trust in connection with the CCP II portfolio. The debenture bears interest at a rate of 6% per annum, matures in five years and is convertible into 84,615 the Trust shares of beneficial interest. Mr. Doyle also serves as Director, President and Chief Operating Officer and is a 50% shareholder of Tarragon, the Trust's advisor commencing April 1, 1994.

             In 1993, the Trust paid BCM and its affiliates $1.5 million in advisory fees, $21,000 in real estate and mortgage brokerage commissions and $360,000 in property management fees and leasing commissions. In addition, as provided in the advisory agreement, BCM received cost reimbursements from the Trust of $627,000 in 1993.

             In 1994, the Trust paid BCM and its affiliates $468,000 in advisory fees, $103,000 in real estate and mortgage brokerage commissions and $112,000 in property management fees and leasing commissions. In addition, as provided in the advisory agreement, BCM received cost reimbursements from the Trust of $140,000 in 1994.

             In 1994, the Trust paid Tarragon $909,000 in advisory fees, $267,000 in real estate and mortgage brokerage commissions and $285,000 in property management fees and leasing commissions. In addition, as provided in the advisory agreement, Tarragon received cost reimbursements from the Trust of $999,000 in 1994.

             RESTRICTIONS ON RELATED PARTY TRANSACTIONS. The Trust's Declaration of Trust provides that:

             "[t]he Trustees shall not . . . purchase, sell or lease any Real Properties or Mortgages to or from . . . the Advisor or any of [its] Affiliates," and that "[t]he Trustees shall not . . . make any loan to . . . the Advisor or any of [its] Affiliates."

Moreover, the Declaration of Trust further provides that:

             "[t]he Trust shall not purchase or lease, directly or indirectly, any Real Property or purchase any Mortgage from the Advisor or any affiliated Person, or any partnership in which any of the foregoing may also be a general partner, and the Trust will not sell or lease, directly or indirectly, any of its Real Property or sell any Mortgage to any of the foregoing Persons." The Declaration of Trust further provides that "the Trust shall not directly or indirectly, engage in any transaction with any Trustee, officer or employee of the Trust or any director, officer or employee of the Advisor . . . or of any company or other organization of which any of the foregoing is an Affiliate, except for . . . [among other things] transactions with . . . the Advisor or Affiliates thereof involving loans, real estate brokerage services, real property management services, the servicing of Mortgages, the leasing of real or personal property, or other services, provided such transactions are on terms not less favorable to the Trust than the terms on which nonaffiliated parties are then making similar loans or performing similar services for comparable entities in the same area and are not entered into on an exclusive basis."

The Declaration of Trust defines "Affiliate" as follows:

             "[A]s to any Person, any other Person who owns beneficially, directly, or indirectly, 1% or more of the outstanding capital stock, shares, or equity interests of such Person or of any other Person which controls, is controlled by, or is under common control with, such

             Person or is an officer, retired officer, director, employee, partner, or trustee (excluding independent trustees not otherwise affiliated with the entity) of such Person or of any other Person which controls, is controlled by, or is under common control with, such Person."

             As discussed in "Related Party Transactions," above, since September 1990, the Trust has invested in shares of CMET. As of December 31, 1994, the Trust owned 39,500 shares of CMET. CMET had the same advisor as the Trust and certain of its Trustees were also trustees of CMET at the time such shares were acquired. Under the terms of its Declaration of Trust, as amended, the Trust is prohibited from holding the shares of CMET beyond July 30, 1996. Prior to March 31, 1995, all remaining 39,500 CMET shares were sold in open market transactions.

             Prior to January 11, 1995, all related party transactions that the Trust contemplated were to be reviewed by the Related Party Transaction Committee of the Trust's Board of Trustees to determine whether such transactions were (i) fair to the Trust and (ii) permitted by the Trust's governing documents. Each of the members of the Related Party Transaction Committee was a Trustee who is not an officer, director or employee of the Trust's advisor, Tarragon, and is not an officer or employee of the Trust.
Such committee was disbanded in February, 1995 and its responsibilities assumed by the Independent Trustees.


             Pursuant to the terms of the Modification in the Olive case, which became effective on January 11, 1995, any related party transaction which the Trust may enter into prior to April 27, 1999, with two categories of exceptions will require the unanimous approval of the Trust's Board of Trustees. In addition, except for the categories noted below, certain defined related party transactions may only be entered into in exceptional circumstances and after a determination by the Trust's Board of Trustees that the transaction is in the best interests of the Trust and that no other opportunity exists that is as good as the opportunity presented by such transaction. Two categories of exception are:



              (i) direct contractual agreements for services between the Trust and the Advisor or one of its affiliates (i.e., the Advisory Agreement, property management contracts, etc.) which require prior approval by two-thirds of the Trustees of the Trust and, if required, approval by a majority of the Shareholders;



             (ii) joint ventures among the Trust and another party to the Modification in the Olive case or any of their affiliates or subsidiaries and a third party having no prior or intended future business or financial relationship with specified persons, or any affiliate of such persons, may be entered into on the affirmative vote of a majority of the Trustees of the Trust.




                                  PROPOSAL TWO
                       APPROVAL OF THE ADVISORY AGREEMENT

             Section 4.2 of the Trust's Declaration of Trust provides that any contract with the Advisor cannot have an initial term of more than two years and must provide for annual renewal or extension thereafter, subject to approval by the Shareholders of the Trust. Such provision also provides that the Trustees shall not enter into such a contract with any person of which a Trustee is an Affiliate unless such contract provides for renewal or extension thereof by the affirmative vote of a majority of the Trustees who are not Affiliates of such person. Such contract with the Advisor may be terminated without penalty by the Advisor upon 120 days' written notice, or by action of holders of a majority of the outstanding shares of the Trust without penalty, or by the Trust without penalty by action of a majority of the Trustees, including a majority of the Trustees not affiliated with the Advisor or any of its Affiliates, upon 60 days' written notice in a manner to be set forth in the contract with the Advisor.

             In considering Proposal Two for the approval of the advisory agreement, Shareholders should be aware that William S. Friedman, Trustee and President of the Trust, is a director and the Chief Executive Officer of Tarragon. Tarragon is owned by Lucy N. Friedman, Mr. Friedman's wife, and John
A. Doyle, Chief Operating Officer and Chief Financial Officer of the Trust who also serves as a director, President and Chief Operating Officer of Tarragon. If the advisory agreement is approved, Tarragon will be entitled to receive payments of certain fees from the Trust for the services it will perform. In addition, Tarragon serves as advisor to other entities engaged in real estate investment activities that are similar to those of the Trust and which may compete with the Trust in purchasing, selling, leasing and financing real estate and related investments.

             At the Trust's annual meeting held on April 26, 1993, the Trust's Shareholders approved a revised advisory agreement dated December 1, 1992 between the Trust and BCM. At that time, BCM and its affiliates (other than William S. Friedman) held a substantial ownership interest in the shares of the Trust (approximately 16.6%). During 1993, BCM and its affiliates divested themselves of such ownership interest and by the first quarter of 1994 did not own any direct or indirect significant interest in the Trust. At the time of such event, BCM desired to be replaced as the Trust's Advisor. At the same time, the Trustees desired to (i) reduce the cost of the advisory relationship and make an advisory compensation arrangement primarily incentive based, (ii) have an advisor which had a substantial ownership interest in the Trust, either directly or through affiliates of such advisor, and (iii) have an advisor with a significant presence in the New York City area where a majority of the Trustees were located. During early February 1994, the Related Party Transaction Committee met and considered these factors and a preliminary advisory service proposal from Tarragon. The members of the Related Party Transaction Committee (Messrs. Johnston, as Chairman, Davis, Etnire, Schrag, Sims and Stokely) recommended to the Board of Trustees, on February 10, 1994, the replacement of BCM with Tarragon. No listing of the various factors (or weight given to each) is available. However, such Committee (and ultimately the whole Board) considered only BCM and Tarragon because the Trustees felt that due to the complexity of the operations and governance of the Trust, continuity was essential. A number of Tarragon employees were formerly employed by BCM in similar capacities, thus assuring that continuity.

             On February 10, 1994, the Trust's Board of Trustees selected Tarragon to replace BCM as the Trust's Advisor commencing April 1, 1994. At such meeting, the Board of Trustees reviewed an advisory service proposal from Tarragon which contained a copy of a proposed advisory agreement. At that time Mr. Friedman advised the Board that such proposal was in line with his belief that the advisor should have substantial ownership interest in the Trust which would align it with the interest of the other shareholders of the Trust. Such proposal disclosed the ownership of Tarragon, provided for an arrangement similar to the prior BCM advisory agreement (except for the base fee), and advised that Tarragon and its affiliates would undertake to inform the Board of Trustees of all real estate investments Tarragon makes for its own account or for the account of its principals and that Tarragon would allocate all investment opportunities to those entities which have had uninvested funds for the longest period of time. At that time, the Board of Trustees considered only continuation of BCM (the then Advisor) and/or selection of Tarragon; no listing of material factors (or the weight given to each) is available; and the Board of Trustees approved the engagement of Tarragon to replace BCM as the Trust's advisor.

             Since April 1, 1994, Tarragon has provided advisory services to the Trust under an Advisory Agreement dated February 15, 1994 between the Trust and Tarragon (the "Initial Advisory Agreement"). The provisions of the Trust's Initial Advisory Agreement with Tarragon were substantially the same as those of the BCM Advisory Agreement except for the annual base advisory fee and the elimination of the net income fee. The Tarragon Initial Advisory Agreement called for an annual base advisory fee of $100,000 plus an incentive advisory fee equal to 16% of the Trust's Adjusted Funds From Operations before deduction of the advisory fee. Adjusted Funds From Operations is defined as net income
(loss) before gains or losses from the sale of properties and debt restructuring plus depreciation and amortization plus any loss due to the write-down or sale of any real property or mortgage loan acquired prior to January 1, 1989.

             At their March 9, 1995 meeting, a majority of the Board of Trustees approved certain revisions to the Initial Advisory Agreement with Tarragon. Prior to March 9, 1995, a group consisting of certain of the independent Trustees (Messrs. Weisbrod, Cohen and Johnston), as the Advisory Agreement Review Committee, carefully reviewed the Initial Advisory Agreement, the performance of Tarragon and the results of operations of the Trust during the first year under the Initial Advisory Agreement. Such committee concluded that the Trust's performance with Tarragon is satisfactory, that similarly situated "REITs" have higher overall general and administrative costs than the Trust, and that the cost to the Trust of internal administration would be much greater than the cost of continuing with Tarragon. Based upon such review, such Committee recommended to the Board of Trustees approval of the Advisory Agreement, as amended by the modifications to be effective April 1, 1995; no listing of material factors (or weight given to each) is available; and the Board of Trustees, by a majority, approved the amendments to the Initial Advisory Agreement to result in the Advisory Agreement. Mr. Schafran (who was elected a Trustee at the March 9, 1995 meeting) voted against approval, stating that he did not have sufficient familiarity with the materials reviewed by the Committee; Mr. Friedman abstained from voting, and all other Trustees voted unanimously to approve the amendments, the engagement of Tarragon as the Advisor under the Advisory Agreement, and to recommend approval of the Advisory Agreement to the Shareholders. A copy of the Advisory Agreement, as amended, dated effective April 1, 1995 between the Trust and Tarragon (herein called the

"Advisory Agreement" or the "New Advisory Agreement") appears as Appendix I to this Proxy Statement and is described below. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Advisory Agreement.

             The Advisory Agreement is an amendment and full restatement of, and is similar to, the Initial Advisory Agreement but eliminates the $100,000 base annual fee, makes certain technical changes designed to further clarify the responsibilities and rights of Tarragon, and provides that real estate commissions shall be payable to Tarragon and its affiliates only following specific approval by the Board of Trustees for each transaction rather than pursuant to a general agreement. If the Shareholders approve Proposal Two which is the approval of the New Advisory Agreement, Shareholders will be deemed to have ratified the entry by the Trust into the Initial Advisory Agreement and the amendments thereto which are reflected in the Advisory Agreement. If the Shareholders approve Proposal Two, the Advisory Agreement, as amended, will have a term extending through the next Annual Meeting of Shareholders, and any renewal of the Advisory Agreement thereafter will be subject to Shareholder approval in accordance with the provisions of Section
4.2 of the Declaration of Trust. If the Shareholders fail to approve Proposal Two, the Board of Trustees may choose to engage a different party to serve as Advisor under a different contract or may operate the Trust without an advisor.

             The Advisory Agreement may be terminated without cause or penalty upon 60 days' written notice by the Trust to Tarragon or 120 days' written notice by Tarragon to the Trust. Termination requires a majority vote of the Trustees who are not affiliated with Tarragon or a majority vote of the Shareholders. The Board of Trustees may enter into an advisory contract with a new advisor without Shareholder approval. Such contract could not have an initial term of more than two years and must provide for annual renewal or extension thereafter, subject to Shareholder approval.

THE CURRENT ADVISORY AGREEMENT WITH TARRAGON

             The current Advisory Agreement (which is the revised form of Advisory Agreement attached as Appendix I) with Tarragon provides that Tarragon is to be responsible for the day-to-day operations of the Trust and to receive an advisory compensation from the Trust based on the following:

                     (1) no base or fixed advisory fee is payable, but the Advisor is to receive an incentive advisory fee equal to 16% per annum of the Trust's "Adjusted Funds From Operations" (funds from operations plus any loss on a property or mortgage acquired prior to January 1, 1989 and the amount of advisory fees payable to the extent such fees are considered as current expenses in determining profit or loss) for each Fiscal Year or portion thereof for which the Advisor provides services, beginning March 31, 1994; the incentive fee is payable monthly in advance based on the most recent month for which a monthly financial statement has been prepared and is cumulative within any fiscal year to maintain the 16% per annum rate.

                     (2) the Advisor or an Affiliate of the Advisor is to receive an acquisition commission for supervising the acquisition, purchase or long-term lease of real estate for the Trust equal to 1% of the cost of acquisition, inclusive of commissions, if any, paid to non-affiliated brokers, except that no fee is due for the acquisition through or from an affiliate of the Trust or the Advisor provided that the purchase price of each property (including acquisition commissions and all real estate brokerage fees) may not exceed such property's appraised value at acquisition.

                     (3) the Advisor or an Affiliate of the Advisor is also to receive a mortgage brokerage and refinancing fee for obtaining loans to the Trust or refinancing on Trust properties equal to the lesser of (i) 1% of the amount of the loan or the amount refinanced or (ii) a brokerage or refinancing fee which is reasonable and fair under the circumstances; provided, however, that no such fee shall be paid on loans from the Advisor or an Affiliate of the Advisor without the approval of the Trust's Board of Trustees. No fee shall be paid on loan extensions.

                     (4) subject to the approval by the Board of Trustees, the Trust may pay the Advisor or an Affiliate of the Advisor a real estate brokerage commission for (i) the purchase of real property by the Trust, or (ii) the sale of real property owned by the Trust when the Advisor acts as the broker in such transaction in amounts which are not to exceed customary fees charged by nationally recognized real estate brokers for normal, similar transactions on a non-exclusive basis.

             The Advisor or any Affiliate of the Advisor must pay to the Trust the full amount of any compensation received from third parties with respect to the origination, placement or brokerage of any loan made by the Trust.

             Also under the Advisory Agreement, Tarragon is to receive reimbursement of certain expenses incurred by it in the performance of the Advisory services to the Trust. The BCM Advisory Agreement contained substantially the same provisions regarding which expenses are to be funded by the Trust. Under the Advisory Agreement (as required by the Trust's Declaration of Trust), all or a portion of the annual Advisory fee must be refunded by the Advisor to the Trustee if the Operating Expenses of the Trust (as defined in the Trust's Declaration of Trust) exceeds certain limits specified in the Declaration of Trust based on the book value, net asset value and net income of the Trust during such fiscal year.

             Additionally, if the Trust were to request Tarragon render services to the Trust other than those required by the Advisory Agreement, the Advisory Agreement provides that Tarragon or an Affiliate of Tarragon will be separately compensated for such additional services on terms to be agreed upon from time to time.

             Tarragon may only assign the Advisory Agreement with the prior consent of the Trust.

             The following table sets forth the changes or alterations in compensation payable to the Advisor under the BCM Advisory Agreement and the Tarragon Advisory Agreement during the periods indicated:

                                  BCM Advisory            Tarragon Initial
                                Agreement dated          Advisory Agreement         Tarragon Advisory
                                December 1, 1992       dated February 15, 1994     Agreement as amended
                             (December 1, 1992 to         (April 1, 1994 to        dated April 1, 1995
                                March 31, 1994)            March 31, 1995)       (April 1, 1995 forward)
 Base fixed annual fee      None                      $100,000                   None

 Gross asset fee            0.0625% per month (0.75%  None                       None
                            per annum) of the
                            average Gross Asset
                            Value of the Trust

 Net income fee             7.5% per annum of the     None                       None
                            Trust's net income paid
                            on a quarterly basis

 Incentive advisory fee     None                      16% per annum of Trust     16% per annum of Trust
 for successful                                       "Adjusted Funds from       "Adjusted Funds from
 investment and                                       Operations" (as defined)   Operations" (as defined)
 management of Trust's
 assets

 For supervision of the     the lesser of (i) 1% of   1% of the cost, but no     1% of the cost, but no
 acquisition, purchase or   the cost paid to non-     fee on acquisitions from   fee on acquisitions from
 long-term lease of real    affiliated brokers or     affiliates                 affiliates
 property of the Trust      (ii) compensation
                            customarily charged in
                            arm's-length
                            transactions by others
                            in the same area;
                            however, a separate
                            agreement with an
                            affiliate of BCM
                            provided for a 3%
                            acquisition fee

                                  BCM Advisory            Tarragon Initial
                                Agreement dated          Advisory Agreement         Tarragon Advisory
                                December 1, 1992       dated February 15, 1994     Agreement as amended
                             (December 1, 1992 to         (April 1, 1994 to        dated April 1, 1995
                                March 31, 1994)            March 31, 1995)       (April 1, 1995 forward)
 Mortgage brokerage and     the lesser of (i) 1% of   the lesser of (i) 1% of    the lesser of (i) 1% of
 refinancing fees           the amount of loan or     the amount of loan or      the amount of loan or
                            amount refinanced or      amount refinanced or       amount refinanced or
                            (ii) a fee which is       (ii) a fee which is        (ii) a fee which is
                            reasonable and fair       reasonable and fair        reasonable and fair
                            under the circumstances   under the circumstances    under the circumstances

 Mortgage or loan           the lesser of (i) 1% of   the lesser of (i) 1% of    None
 acquisition fees           the amount of the         the amount of the
                            mortgage or loan          mortgage or loan
                            purchased by the Trust    purchased by the Trust
                            or (ii) a fee which is    or (ii) a fee which is
                            reasonable and fair       reasonable and fair
                            under the circumstances   under the circumstances

 Real estate brokerage      the lesser of (i) 5%      None--included in          Subject to approval by
 commissions                (inclusive of fees paid   "Incentive Sales           Board of Trustees, may
                            to non-affiliated         Compensation" below        pay if the Advisor or
                            brokers) of sales price                              affiliate acts as the
                            or (ii) compensation                                 broker in such amounts
                            customarily charged in                               not to exceed customary
                            arm's-length                                         fees charged by
                            transactions by others                               nationally recognized
                            rendering similar                                    real estate brokers for
                            services in the same                                 normal, similar
                            geographic location                                  transactions on a non-
                                                                                 exclusive basis

 Incentive sales            fee equal to 10% of the   fee equal to 10% of the    None
 compensation               amount of sales           amount of sales
                            consideration for all     consideration for all
                            real property sold by     real property sold by
                            the Trust exceeds the     the Trust exceeds the
                            results of a formula      results of a formula
                            consisting of four        consisting of four
                            separate parts            separate parts

 Third-party mortgage       Advisor to pay Trust 1/2  Advisor to pay Trust 1/2   Advisor shall pay to
 placement fees             of any compensation       of any compensation        Trust all compensation
                            received from third       received from third        received from third
                            parties for origination,  parties for origination,   parties for origination,
                            placement or brokerage    placement or brokerage     placement or brokerage
                            of loan made by Trust     of loan made by Trust      of any loan made by the
                            but Advisor compensation  but Advisor compensation   Trust
                            retained may not exceed   retained may not exceed
                            lesser of (i) 2% of       lesser of (i) 1% of
                            amount of loan committed  amount of loan committed
                            or (ii) a fee which is    or (ii) a fee which is
                            reasonable and fair       reasonable and fair
                            under the circumstances   under the circumstances

 Additional services        If and to the extent      If and to the extent       If and to the extent
                            requested by the Trust,   requested by the Trust,    requested by the Trust,
                            separately on terms to    separately on terms to     separately on terms to
                            be agreed upon between    be agreed upon between     be agreed upon between
                            the Trust and such party  the Trust and such party   the Trust and such party

             In 1992, the Trust paid BCM and its affiliates $1,381,000 in advisory fees, $298,000 in real estate and mortgage brokerage commissions, and $270,000 in property management fees and leasing commissions. Also, as provided in the advisory agreement with BCM, in 1992 BCM received cost reimbursements from the Trust of $621,000.

             In 1993, the Trust paid BCM and its affiliates $1,537,000 in advisory fees, $21,000 in real estate and mortgage brokerage commissions, and $360,000 in property management fees and leasing commissions. Also, as provided in the advisory agreement with BCM, in 1993 BCM received cost reimbursements from the Trust of $627,000.

             In 1994, when BCM was replaced as the Trust's Advisor on April 1, the Trust paid BCM and its affiliates $468,000 in advisory fees, $103,000 in real estate and mortgage brokerage commissions, and $112,000 in property management fees; BCM also received cost reimbursements from the Trust of $140,000 during such period. Assuming BCM had continued as the Trust's Advisor for the full calendar year 1994, and assuming the occurrence of the same events for the Trust on the same basis, it is estimated that BCM would have received $1,543,000 in advisory fees, at least $370,000 in real estate and mortgage brokerage commissions, and at least $504,000 in property management fees, and $1,139,000 in cost reimbursements.

             In 1994, the Trust paid Tarragon $909,000 in advisory fees, $267,000 in real estate and mortgage brokerage commissions, and $285,000 in property management fees and leasing commissions. In addition, as provided in the Advisory Agreement, Tarragon received cost reimbursements from the Trust of $999,000.


             THREE FOURTHS OF THE MEMBERS OF THE BOARD OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT because the terms of such agreement are, in its' view, as favorable to the Trust as those that would be obtained from unaffiliated third parties for the performance of similar services, while at the same time the Advisory Agreement gives Tarragon adequate incentive to improve the performance of the Trust's properties and mortgages.



                                 PROPOSAL THREE
                        SHARE OPTION AND INCENTIVE PLAN

             On June 22, 1995, the Board of Trustees of the Trust adopted the National Income Realty Trust Share Option and Incentive Plan (the "Plan"), subject to approval by the Shareholders of the Trust at the next meeting of such Shareholders, whether Annual or Special, by a majority of votes cast on such Plan, provided that the total vote cast thereon represents over 50% in interest of all voting securities of the Trust entitled to vote thereon. The Trust does not presently have any formal bonus, profit sharing, pension, retirement, share option, share purchase or deferred compensation plan for any Trustees, officers, key employees or others of or for the Trust, except for the Plan.

             The Board of Trustees believes that the Trust's earnings performance and growth is dependent upon insuring the best possible management and advice for the Trust. The Board of Trustees further believes the Plan will encourage equity ownership in the Trust by Trustees, officers, key employees and others and, in turn, provide such individuals with further incentive and motivation to perform in the best interests of the Trust and its Shareholders and will aid in attracting and retaining high quality individuals. The Plan will be effective on the date the Plan is approved by the Shareholders at the Annual Meeting. The principal features of the Plan are summarized below. THIS SUMMARY, WHICH CONTAINS ALL THE MATERIAL FEATURES OF THE PLAN, IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN WHICH IS ANNEXED AS APPENDIX II TO THIS PROXY STATEMENT.

GENERAL

             The Trust believes that the frequent changes in the law and regulations pertaining to the concept of stock options and incentive arrangements, together with the continuing development of a wide variety of new incentive plans involving shares, partly in response to such changes in the law and regulations, have made it desirable for the Trust to have a plan containing as much flexibility as possible in order to obviate the need to continually amend a particular plan or adopt new plans and to permit the Trust to remain competitive in the area of benefits for employees, officers and others.

             The Plan generally permits the issuance of up to 300,000 Shares of Beneficial Interest of the Trust pursuant to the grant or exercise of either "Options" or "Awards" granted under the Plan. An "Option" under the Plan is an option to purchase Shares and an "Award" under the Plan is broadly defined in the Plan to include share options, alternate settlement rights, share bonus awards, warrants, restricted shares and other arrangements under which the shares reserved for the purposes of the Plan may be issued. The Plan permits the grant of Options or Awards prior to the requisite approval of Shareholders if they are conditioned upon such approval. The Shares subject to grant of Options or Awards under the Plan are generally to be made available from the authorized but unissued Shares or from the Treasury, as determined from time to time by the Board of Trustees. Options may be granted by the Committee described below as incentive share options ("ISOs") intended to qualify for favorable tax treatment under federal tax law or as nonqualified share options ("NQSOs"). Alternate Settlement Rights may be granted with respect to any Options granted under the Plan and may be exercised only when the underlying Option is exercisable. An Alternate Settlement Right has the features described below.

ADMINISTRATION

             The Plan, if approved by the Shareholders, will be administered by a Committee of the Board of Trustees (the "Committee") which will consist of at least three persons, each of whom shall be a "Disinterested Person" within the meaning of that phrase set forth in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). None of the members of the Committee have received an Award or Option under the Plan and may not, during their administration. The members of the Committee are John A. Doyle, William S. Friedman and Carl B. Weisbrod. The Committee has the sole authority to administer and interpret the Plan. The Committee, within the terms of the Plan, will select eligible Trustees, officers, employees and others to participate in the Plan, determine the type, amount and duration of any individual Award or Option and may accelerate payments, vesting and periods of available exercise of Awards or Options.

SHARES AVAILABLE

             The Plan provides that the aggregate number of Shares which may be subject to the Plan may not exceed 300,000, subject to adjustment in certain circumstances to prevent dilution. At the discretion of the Committee, the Shares delivered under the Plan may be authorized and unissued shares, treasury stock or shares purchased on the open market. Shares underlying Awards or Options that are cancelled, expired, forfeited, or terminated shall, in most circumstances, again be available for the grant of additional Awards or Options within the limits provided by the Plan.

TYPES OF GRANT

             There are a number of existing types of grants and other incentives or features which could be made under the Plan. A summary of certain of those generally recognized types of incentives, with reference to the specific treatment accorded to such incentives by the Plan, where applicable, is:

                     (a) NONQUALIFIED AND INCENTIVE SHARE OPTIONS. The Plan permits the Committee to grant both NQSOs and ISOs and provides that the price at which NQSOs may be granted shall not be less than one-half (1/2) of the "Fair Market Value" (as defined in the Plan) of the Shares on the date of grant of the Option, but contains no limitation on the term of any such Option unless it is intended to qualify as an ISO. ISOs may only be awarded to employees of the Trust. The price and term of each Option will be fixed by the Committee at the time of grant. The price at which ISOs may be granted may not be less than the Fair Market Value of the Shares on the date of grant of the Option. The Committee shall also determine at such time the particular conditions or limitations to which each Option shall be subject, such as, for example, if or to what extent an Option shall continue to be exercisable following the termination of the person's relationship with the Trust or following the death of such person by the personal representative of such person, but in the event the Committee does not fix same at the time of grant, a provision of the Plan deals specifically with this matter.

                     (b) ALTERNATE SETTLEMENT RIGHTS. The Plan contains a provision permitting the grant of "Alternate Settlement Rights" which, in general, are rights which permit a grantee to surrender his Option or right in exchange for cash, shares, or a combination of cash and shares, in an amount equal to the difference between the Fair Market Value of the Shares and the Option or Award exercise price at the time the Option or Award is surrendered.

                     (c) RESTRICTED SHARES. Under a restricted share arrangement, a Plan participant is issued shares which may be forfeited to the Trust in the event certain conditions fail to be met. Such conditions might include, for example, meeting pre-determined performance criteria or remaining in the employment of or within a relationship with the Trust for a specified period of time. Typically, the restrictions applicable to the grant of a restricted share arrangement would gradually lapse with the passage of time such that a participant would become "vested" and the shares would be issued to him in installments as the conditions attaching thereto are satisfied.

                     (d) SHARE BONUS AWARDS. The Plan permits an outright grant of shares to a participant. Such grant will represent an award for performance in much the same fashion as a cash bonus.

                     (e) PYRAMIDING AND CASHLESS EXERCISE. Subject to such rules as the Committee may impose, the exercise price of an Option or Award may be paid in cash, in Shares already owned by the individual, with a combination of cash and Shares, by "pyramiding" Shares or effecting a "cashless exercise" if so approved by the Committee or with such other consideration as shall be approved by the Committee. "Pyramiding" is a technique whereby an optionee requests the issuer to automatically apply a portion of the Shares received upon exercise, in whole or in part, of a Share Option to satisfy the exercise price of additional Share Options, thus resulting in multiple simultaneous exercises of Options by use of Shares as payment. A "cashless exercise" is a technique which allows the optionee to exercise Share Options without cash through the assistance of a broker through either a simultaneous exercise and sale or a broker loan. Both the "pyramiding" and "cashless exercise" techniques do not increase the compensation that the Option provides; the individual receives the same economic benefit as he or she would upon exercise of an Alternate Settlement Right issued in tandem with the Option.

                     (f) RELOAD OPTION. The Committee may provide at the time of any grant that an individual shall also be granted an Option (a "Reload Option") in the event such individual exercises all or part of an Option (an "Original Option") by surrendering already owned Shares in full or partial payment of the exercise price under such Original Option, subject to the availability of Shares under the Plan at the time of exercise. Each Reload Option shall cover a number of Shares equal to the number of Shares surrendered in payment of the exercise price, shall have an exercise price per Share equal to the Fair Market Value of the Shares on the date of grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be generally exercisable at any time and from and after the date of grant of such Reload Option (or, as the Committee, in its sole discretion, shall determine at the time of grant, at such time or times as shall be specified in the Reload Option). The first such Reload Option may provide for the grant, when exercised, of one subsequent Reload Option to the extent and upon such terms and conditions, as the Committee, in its sole discretion, shall specify at or after the time of grant of such Reload Option.

                     (g) CHANGE IN CONTROL OF THE TRUST. In the case of a Change in Control of the Trust (as defined in the Plan), or a potential therefor, Options and Awards granted pursuant to the Plan become fully exercisable as to all Shares from and after the date of such Change in Control.

                     (h) RE-PURCHASE ARRANGEMENTS. The Plan contains a re-purchase feature pursuant to which, if granted, at the election of the person to whom such Shares have been issued under the Plan, the Trust could purchase all or any portion of such Shares at a price not exceeding its Fair Market Value on the date of re-purchase. However, the Trust would not be obligated to purchase such Shares if the capital of the Trust would become impaired thereby or if such purchase, in the opinion of counsel for the Trust, would be a violation of any law, rule or regulation, any agreement to which the Trust is a party, or the Declaration of Trust, as amended, of the Trust.

The foregoing are merely examples of some of the more commonly utilized forms of grants and other incentive arrangements and features which the Plan authorizes the Committee to make and grant, and the terms of the Plan are sufficiently broad so that other types of incentive arrangements may be granted by the Committee. Such incentive arrangements may be granted singly, in combination or tandem, or coupled with a cash or other incentive feature, as the Committee may determine. Under current accounting rules, some of the types of incentive arrangements which could be granted under the Plan, as in the case of, for example, Alternate Settlement Rights, could result in charges (or credits) to net income for financial statement purposes.

OFFICERS AND TRUSTEES SUBJECT TO SECTION 16(B) LIABILITY

             Special rules may apply to officers and Trustees subject to liability under Section 16(b) of the Exchange Act that may prevent the recognition of income by such individuals and the corresponding deduction by the Trust before the date six months following the grant of an Option or Alternate Settlement Right or the receipt of restricted Shares or other Awards (unless the individual receives the Shares before that date and elects to be taxed upon such receipt). In addition, the Trust's deductions may be limited (an employee's receipt of an Award may be subject to an excise tax) to the extent that benefits under the Plan become payable as a result of a Change in Control of the Trust. Moreover, proposed legislation could deny the Trust a deduction for any compensation paid to an officer or Trustee in excess of $1,000,000 in any year; while this limitation would not apply to payments that are linked to productivity, it is not clear whether compensation arising under the Plan would qualify for this exception.

CONSIDERATION FOR ISSUANCE OF SHARES

             Subject to the requirements of applicable law, consideration for the issuance of Shares under the Plan may take any form, including cash, notes, Shares or other securities, property or other performance of services under an employment arrangement or otherwise. In addition, subject to the requirements of applicable law, the Committee is expressly empowered to authorize a loan to any person eligible to receive an Option or Award for the purpose of exercising any option, warrant, right or otherwise acquiring any Shares issuable under the Plan. No determination has been made as to the circumstances under which consideration for issuance of Shares under the Plan would consist of notes, Shares or other securities or property, and no determination has been made as to whether any such loan will be authorized or would bear any specified rate of interest or be non-interest bearing, or as to the term thereof or whether collateral would be required therefor.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

             Agreements covering Options or Awards may contain such provisions as the Committee may determine for the adjustment of the number of Shares subject thereto and of the Option or Award purchase prices in the event of changes in the outstanding Shares by reason of share dividends, recapitalizations, mergers, split-ups, combinations or exchanges of shares and the like. In addition, each Option or Award granted under the Plan shall contain such provisions or undertakings by the holder pertaining to the resale or distribution of the Shares acquired pursuant thereto as the Trust shall deem appropriate and necessary to comply with the Securities Act of 1933, as amended, and the Exchange Act and the rules, regulations and administrative interpretations thereunder.

FEDERAL INCOME TAX CONSEQUENCES

             The Trust has been advised by its counsel that under existing law (so long as options in the Shares are not actively traded), a recipient of a Nonqualified Share Option granted under the Plan will not recognize any taxable income from the grant of such Option and the Trust will not be entitled to any tax deductions for income tax purposes. Upon the exercise of Non-qualified Stock Options granted under the Plan, the employee will recognize taxable ordinary income equal to the excess of the Fair Market Value of the Shares on the date the Option is exercised over the Option price, and the Trust will at that time be entitled to a corresponding deduction. An individual who receives an Incentive Share Option will not recognize any taxable income from either the grant or the exercise of an ISO. Likewise, the trust will not be entitled to any deduction on either the grant or the exercise of the ISO. An individual who receives restricted Shares will not realize any taxable income at the time of grant of the restricted Shares so long as the Shares are subject to a substantial risk of forfeiture. When the restrictions lapse, the recipient will recognize ordinary income equal to the Fair Market Value of the Shares at the time of the lapse of the restrictions. The Trust is entitled to a tax deduction at the same time in the amount taxable to the individual. With regard to dividends paid by the Trust in cash and Shares during the time the restrictions are in effect, the Trust will be entitled to a deduction for compensation for the value of such dividends at the time they are paid to the recipient and the recipient will have taxable compensation income at the time in a corresponding amount. A Trustee or employee who is granted an Option containing an Alternate Settlement Right under the Plan will not recognize any taxable income upon the grant of such Option containing an Alternate Settlement Right and the Trust will not be entitled to any tax deduction for any income tax purposes. However, when such person exercises an Alternate Settlement Right, the Optionee will recognize taxable income to the extent that cash or property from the Alternate Settlement Right is received or utilized to fund the exercise of the Option. The Trust will then be entitled to a corresponding deduction for the taxable year in which the Alternate Settlement Right is exercised.

             The foregoing does not purport to be a complete description of all federal tax consequences that might result to any individual and each individual is encouraged to review the federal tax consequences applicable to him or her with their own selection of tax experts.

AMENDMENT AND TERMINATION

             The Board of Trustees may, at any time, and from time to time, terminate, amend or modify the Plan. However, without the approval of the Shareholders of the Trust (as may be required by Section 16 of the Exchange Act, the Internal Revenue Code, by any national securities exchange or system on which the Shares are then listed or reported, or by regulatory body having jurisdiction with respect hereto), no such termination, amendment or modification may (a) without the consent of the person to whom any Option or Award has theretofore been granted, adversely affect the rights of such person under such Option or Award; or (b) increase (other than by required adjustments provided in the Plan) the maximum number of Shares which may be issued pursuant to all Options or Awards granted under the Plan; or (c) modify the Plan or the terms of Awards or Options in such a way that the members of the Committee lose their status as "Disinterested Persons" under Rule 16b-3 of the Exchange Act.


             As of October 18, 1995, no Options or Awards have been granted under the Plan. There are no definite plans concerning the individuals to whom the Options or Awards will be granted under the Plan, the types of Options or Awards to be granted, or the number of Shares to be subject thereto, the time or times when the same will be granted, or as to any term or condition which, under the Plan, are all within the discretionary authority of the Committee to fix with respect to any such Option or Award. The Plan is not limited as to time.

             The Shares are traded in the over-the-counter market and have been quoted on the National Association of Securities Dealers Automated Quotation System. The reported closing bid quotation of the Shares as reported by published financial sources on October 18, 1995, was $12.125.


             THE BOARD OF TRUSTEES RECOMMEND THE VOTE FOR ADOPTION AND APPROVAL OF THE NATIONAL INCOME REALTY TRUST SHARE OPTION AND INCENTIVE PLAN. UNLESS INSTRUCTIONS ARE NOTED THEREON, THE ENCLOSED PROXY WILL BE VOTED IN FAVOR OF APPROVAL OF THIS PROPOSAL.


                                 PROPOSAL FOUR
                    INDEPENDENT TRUSTEES' SHARE OPTION PLAN

             The Board of Trustees of the Trust has reviewed various arrangements for compensation of Trustees, which do not include a program enabling Trustees who are not also employees of the Trust to participate in the Trust's growth through stock ownership except for purchases of Shares in the open market. The Board of Trustees believes that a program fostering share ownership by Trustees who are "independent" will promote the long-term financial success of the Trust by attracting and retaining outstanding Trustees and providing incentives to such Trustees through grants of Share Options linked to continued improvements in the Trust's earnings.

             On June 23, 1995, by unanimous written consent the Board of Trustees of the Trust adopted the National Income Realty Trust Independent Trustee Share Option Plan (the "Trustee Plan") subject to approval by the Shareholders of the Trust at the next meeting of the Shareholders, whether Annual or Special, by a majority of votes cast on such Trustee Plan, provided that the total vote cast thereon represents over 50% in interest of all voting securities of the Trust entitled to vote thereon. The Trust does not presently have any formal bonus, profit sharing, pension, retirement, share option, share purchase or deferred compensation plan for any of the Trustees except for the Trustee Plan and the proposed Share Option and Incentive Plan.

             The Trustee Plan will be effective on the date the Trustee Plan is approved by the Shareholders at the Annual Meeting. The principal features of the Trustee Plan are summarized below. THIS SUMMARY, WHICH CONTAINS ALL OF THE MATERIAL FEATURES OF THE PLAN, IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE TRUSTEE PLAN WHICH IS ANNEXED AS APPENDIX III TO THIS PROXY STATEMENT.

ADMINISTRATION AND ELIGIBILITY; ADJUSTMENT, AMENDMENT AND TERMINATION

             Because Options to be granted under the Trustee Plan are automatic and non-discretionary, the Trustee Plan is largely self administered. To the extent necessary, the Board of Trustees is authorized to administer the Plan. In the event of a share dividend, share split, share combination or other reduction in issued shares, merger, consolidation, recapitalization or sale or exchange of all of the assets or dissolution of the Trust, the Board of Trustees is required to adjust the number and type of shares authorized by the Trustee Plan and subject to outstanding grants of Options, as well as Option prices of any outstanding share Options, to prevent in enlargement or dilution of rights. No Option will be granted under the Trustee Plan after [July 27], 2005. The Board of Trustees may suspend or terminate the Trustee Plan at any time or amend the Trustee Plan from time to time without Shareholder approval, but no amendment, suspension or termination shall impair the rights of any Trustee under outstanding Options. However, without Shareholder approval (to the extent required by law or agreement) no amendment may be made which would
(d) materially increase the number of Shares issuable under the Trustee Plan (other than pursuant to the adjustment provisions described above), (e) materially modify the requirements as to eligibility for participation, (f) materially increase the benefits accruing to Trustees under the Plan, or (g) extend the termination date of the Trustee Plan.


             Eligibility for Options under the Trustee Plan is limited to Trustees of the Trust who, at the time of grant of an Option, are not, and have not been for at least one year, either an employee or officer of the Trust or any of its Affiliates. As of October 18, 1995, seven of the eight Trustees are eligible for

Options under the Trustee's Plan. The aggregate number of Shares under the Trustee Plan is 60,000 (subject to adjustments in order to prevent enlargement or dissolution as described above). The Shares are traded in the over-the-counter market and have been quoted on the National Association of Securities Dealers Automated Quotation System. The reported closing bid quotation of the Shares, as reported by published financial sources on October 18, 1995, was $12.125; accordingly, the aggregate market value of 1,000 Shares based upon such bid quotation would be $12,125.


             The following table sets forth the benefits or amounts that will be received by or allocated to each of the following under the Trustee Plan, if it is approved by the Shareholders and if such benefits or amounts are determinable:

                                                                                Dollar Value    Number of
                              Name and Position                                    ($)(1)        Shares
 William S. Friedman, President and Chief Executive Officer (2)  . . . . .          -0-            -0-
 Executive Group (2) . . . . . . . . . . . . . . . . . . . . . . . . . . .          -0-            -0-
 Non-executive Trustee Group (3) . . . . . . . . . . . . . . . . . . . . .        $254,625       21,000
 Non-executive Officer Employee Group (4)  . . . . . . . . . . . . . . . .          -0-            -0-

_______________________

(1) Based upon $12.125 per share, the closing bid quotation for the shares on October 18, 1995, as reported by published financial sources.


(2) All current executive officers, individually and as a group, are not eligible for Options under the Trustee Plan.

(3) Group consists of Messrs. Cohen, Johnston, Liebman, Schafran, Schrag and Weisbrod and Ms. Hernandez-Pinero, each of whom is an independent Trustee and each of whom is eligible to receive an Option to purchase 3,000 shares.

(4) All employees, including current officers, who are not executive officers as a group are not eligible for Options under the Trustee Plan.

OPTIONS

             Effective at the time of approval by the Shareholders of the Trustee Plan, each Independent Trustee will automatically be awarded an Option to purchase 3,000 Shares. In addition, for each year such Trustee continues to serve as a Trustee, he will be awarded an option covering 1,000 Shares on January 1 of each year. All Options are to be granted at "fair market value" (as defined in the Trustee Plan). All Options granted under the Trustee Plan will be exercisable for the lesser of ten years or one year after a Trustee ceases to serve on the Board of Trustees. In the event of a Trustee's death, such Options will be exercisable for a period of time from the date of death. Payment of the exercise price may be made in cash, in Shares already owned by the Individual, with a combination of cash and Shares, by "pyramiding" Shares or effecting a "cashless exercise" at the selection of the Optionee.

             In the case of a Change in Control of the Trust (as defined in the Plan) or a potential therefor, Options granted pursuant to the Trustee Plan may become fully exercisable as to all Shares from and after the date of such Change in Control.

FEDERAL INCOME TAX CONSEQUENCES

             The Trust has been advised by its counsel that under existing law, a recipient of a Share Option granted under the Plan will not realize any taxable income from the grant of such Option and the Trust will not be entitled to any tax deductions for income tax purposes. Upon the exercise of Options granted under the Plan, the Optionee will realize taxable ordinary income equal to the excess of the Fair Market Value of the Shares on the date the Option is exercised over the Option price, and the Trust will be entitled to a corresponding deduction. The Trust is entitled to a tax deduction at the same time in the amount taxable to the individual.

             THE BOARD OF TRUSTEES RECOMMEND THE VOTE FOR ADOPTION AND APPROVAL OF THE NATIONAL INCOME REALTY TRUST INDEPENDENT TRUSTEES' SHARE OPTION PLAN. UNLESS INSTRUCTIONS ARE NOTED HEREON, THE ENCLOSED PROXY WILL BE VOTED IN FAVOR OF APPROVAL OF THIS PROPOSAL.

                         SELECTION OF AUDITORS FOR 1994

             The Board of Trustees has selected Arthur Andersen, L.L.P. to serve as the Auditors for the Trust for the 1994 Fiscal Year. The Trust Auditors for 1993 were BDO Seidman. A representative of BDO Seidman has been invited to attend the annual meeting.

             BDO Seidman served as the independent accountant previously engaged as the principal accountant to audit the financial statements of the Trust for the year ended December 31, 1993. On May 19, 1994, the Trust's Board of Trustees selected Arthur Andersen & Co. to serve the Trust as its independent accountant to audit the Trust's financial statements for the year ending December 31, 1994. The failure of the Board of Trustees to select BDO Seidman as the Trust's independent accountant to audit the financial statements for the year ending December 31, 1994 constituted BDO Seidman being "dismissed" (as such term is used in Item 304 of Regulation S-K).

             BDO Seidman's report on the Trust's financial statements for the year ended December 31, 1993 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year BDO Seidman served as independent accountants to audit the financial statements of the Trust for the year ended December 31, 1993, and thereafter through the date hereof, the Trust has not had any disagreement with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its report.

             The Trust provided BDO Seidman with a copy of the foregoing disclosures at the same time as the filing of a current report on Form 8-K with the Commission and requested such former accountant to furnish the Trust with a letter addressed to the Commission stating whether BDO Seidman agreed with the statements made by the Trust and, if not, stating the respects in which it did not agree on May 26, 1994. BDO Seidman provided such letter for attachment to such report, which letter confirmed such statements.

                                 OTHER MATTERS

             At the date of this Proxy Statement, the Trustees and officers do not know of any other matters that may properly be, or that are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

                          INTEREST OF CERTAIN PERSONS
                          IN MATTERS TO BE ACTED UPON

             As described above under "Certain Business Relationships," Mr. Friedman, a Trustee, President and Chief Executive Officer of the Trust, also serves as the Chief Executive Officer of Tarragon and Mr. Doyle, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Trust, also serves as President and Chief Operating Officer of Tarragon. Tarragon is owned by Lucy N. Friedman, Mr. Friedman's wife, 50% and John A. Doyle 50% and therefore Messrs. Friedman and Doyle could be deemed to benefit financially from Shareholder approval of the Trust Advisory Agreement with Tarragon pursuant to Proposal Two. The amount of any possible financial benefit to either Messrs. Friedman or Doyle is not directly quantifiable at this time.

                              FINANCIAL STATEMENTS

             The audited financial statements of the Trust, in comparison form for the years ended December 31, 1994, 1993 and 1992 are contained in the 1994 Annual Report to Shareholders. Such report and the financial statements therein are not to be considered part of this solicitation.

                            SOLICITATION OF PROXIES

             THIS PROXY STATEMENT IS FURNISHED TO SHAREHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE TRUSTEES AND OFFICERS OF THE TRUST. The cost of soliciting proxies will be borne by the Trust. In addition to the solicitation of proxies by use of the mails, the officers and Trustees may also solicit proxies personally or by mail, telephone, facsimile transmission or telegraph, but they will not receive any compensation for such services.


                    ________________________________________


             COPIES OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO NATIONAL INCOME REALTY TRUST, 3878 OAK LAWN AVENUE, SUITE 300, DALLAS, TEXAS 75219,
ATTENTION:  INVESTOR RELATIONS.


                                        BY ORDER OF THE BOARD OF TRUSTEES



                                        David E. Miller, Vice President -
                                        Legal and Secretary



             THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND YOU VOTE FOR ALL EIGHT OF THE NOMINEES AND THAT YOU VOTE FOR APPROVAL OF THE ADVISORY AGREEMENT BY VOTING FOR PROPOSAL TWO ON THE ENCLOSED PROXY, THAT YOU VOTE FOR APPROVAL OF THE NATIONAL INCOME REALTY TRUST SHARE OPTION AND INCENTIVE PLAN BY VOTING FOR PROPOSAL THREE ON THE ENCLOSED PROXY, AND THAT YOU VOTE FOR APPROVAL OF THE NATIONAL INCOME REALTY TRUST INDEPENDENT TRUSTEE'S SHARE OPTION AND BY VOTING FOR PROPOSAL FOUR ON THE ENCLOSED PROXY. REGARDLESS OF HOW YOU WISH TO VOTE YOUR SHARES, YOUR BOARD OF TRUSTEES URGES YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY.

                                                                      APPENDIX I
                                                        31248:01000:033195:SCM:4



                               ADVISORY AGREEMENT
                                    BETWEEN
                          NATIONAL INCOME REALTY TRUST
                                      AND
                         TARRAGON REALTY ADVISORS, INC.

         THIS AGREEMENT dated April 1, 1995, between National Income Realty Trust, a California real estate investment trust (the "Trust"), and Tarragon Realty Advisors, Inc., a New York corporation (the "Advisor").

                              W I T N E S S E T H:

WHEREAS:

         1. The Trust owns a complex, diversified portfolio of real estate, mortgages and other assets, including affordable and middle income housing complexes, shopping centers, warehouses, office buildings and mortgages.

         2. The Trust has funds available for new investment, primarily in the acquisition of income-producing real estate.

         3. The Advisor and its employees have extensive experience in the administration of real estate assets and the origination, structuring and evaluation of real estate and mortgage investments.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties agree as follows:

         1. DUTIES OF THE ADVISOR. Subject to the supervision of the Board of Trustees, the Advisor will be responsible for the day-to-day operations of the Trust and, subject to Section 17 hereof, shall provide such services and activities relating to the assets, operations and business plan of the Trust as may be appropriate, including:

         (a) preparing and submitting an annual budget and business plan for approval by the Board of the Trust (the "Business Plan");

         (b) using its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment policies and objectives of the Trust as set forth in the Business Plan;

         (c) using its best efforts to present to the Trust investment opportunities consistent with the Business Plan and such investment program as the Trustees may adopt from time to time;

         (d) furnishing or obtaining and supervising the performance of the ministerial functions in connection with the administration of the day-to-day operations of the Trust including the investment of reserve funds and surplus cash in short-term money market investments;

         (e) serving as the Trust's investment and financial advisor and providing research, economic, and statistical data in connection with the Trust's investments and investment and financial policies;

         (f) on behalf of the Trust, investigating, selecting and conducting relations with borrowers, lenders, mortgagors, brokers, investors, builders, developers and others;

         (g) consulting with the Trustees and furnishing the Trustees with advice and recommendations with respect to the making, acquiring (by purchase, investment, exchange, or otherwise), holding, and disposition (through sale, exchange, or otherwise) of investments consistent with the Business Plan of the Trust;

         (h) obtaining for the Trustees such services as may be required in acquiring and disposing of investments, disbursing and collecting funds of the Trust, paying the debts and fulfilling the obligations of the Trust, and handling, prosecuting, and settling any claims of the Trust, including foreclosing and otherwise enforcing mortgage and other liens securing investments;

         (i) obtaining for and at the expense of the Trust such services as may be required for property management, loan disbursements, and other activities relating to the investments of the Trust, provided, however, the compensation for such services shall be agreed to by the Trust and the service provider;

         (j) advising the Trust in connection with public or private sales of shares or other securities of the Trust, or loans to the Trust, but in no event in such a way that the Advisor could be deemed to be acting as a broker-dealer or underwriter;

         (k) quarterly, and at any time requested by the Trustees, making reports to the Trustees regarding the Trust's performance to date in relation to the Trust's approved Business Plan and its various components, as well as the Advisor's performance of the foregoing services;

         (l) making or providing appraisal reports, where appropriate, on investments or contemplated investments of the Trust;

         (m) assisting in preparation of reports and other documents necessary to satisfy the reporting and other requirements of any governmental bodies or agencies and to maintain effective communications with shareholders of the Trust; and

         (n) doing all things necessary to ensure its ability to render the services contemplated herein, including providing office space and office furnishings and personnel necessary for the performance of the foregoing services as Advisor, all at its own expense, except as otherwise expressly provided for herein.

         2. NO PARTNERSHIP OR JOINT VENTURE. The Trust and the Advisor are not partners or joint venturers with each other, and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

         3. RECORDS. At all times, the Advisor shall keep proper books of account and records of the Trust's affairs which shall be accessible for inspection by the Trust at any time during ordinary business hours.

         4. ADDITIONAL OBLIGATIONS OF THE ADVISOR. The Advisor shall refrain from any action (including, without limitation, furnishing or rendering services to tenants of property or managing or operating real property) that would (a) adversely affect the status of the Trust as a real estate investment trust, as defined and limited in Sections 856- 860 of the Internal Revenue Code, (b) violate any law, rule, regulation, or statement of policy of any governmental body or agency having jurisdiction over the Trust or over its securities, (c) cause the Trust to be required to register as an investment company under the Investment Company Act of 1940, or (d) otherwise not be permitted by the Declaration of Trust of the Trust.

         5. BANK ACCOUNTS. The Advisor may establish and maintain one or more bank accounts in its own name, and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Trust, under such terms and conditions as the Trustees may approve, provided that no funds in any such account shall be commingled with funds of the Advisor; and the Advisor shall from time to time render appropriate accounting of such collections and payments to the Trustees and to the auditors of the Trust.

         6. BOND. The Advisor shall maintain a fidelity bond with a responsible surety company in such amount as may be required by the Trustees from time to time, covering all directors, officers, employees, and agents of the Advisor handling funds of the Trust and any investment documents or records pertaining to investments of the Trust. Such bond shall inure to the benefit of the Trust in respect to losses of any such property from acts of such directors, officers, employees and agents through theft, embezzlement, fraud, error, or omission or otherwise, the premium for said bond to be at the expense of the Trust.

         7. INFORMATION FURNISHED ADVISOR. The Trustees shall have the right to change the Business Plan at any time, effective upon receipt by the Advisor of notice of such change. The Trust shall furnish the Advisor with a certified copy of all financial statements, a signed copy of each report prepared by independent certified public accountants, and such other information with regard to the Trust's affairs as the Advisor may from time to time reasonably request.

         8. CONSULTATION AND ADVICE. In addition to the services described above, the Advisor shall consult with the Trustees, and shall, at the request of the Trustees or the officers of the Trust, furnish advice and recommendations with respect to any aspect of the business and affairs of the Trust, including any factors that in the Advisor's best judgment should influence the policies of the Trust.

         9. ANNUAL BUSINESS PLAN AND BUDGET. No later than January 15th of each year, the Advisor shall submit to the Trustees a written Business Plan for the current Fiscal Year of the Trust. Such Business Plan shall include a twelve-month forecast of operations and cash flow with explicit assumptions and a general plan for asset sales or acquisitions, lending, foreclosure and borrowing activity, other investments or ventures and proposed securities offerings or repurchases or any proposed restructuring of the Trust. To the extent possible, the Business Plan shall set forth the Advisor's recommendations and the basis therefore with respect to all material investments of the Trust. Upon approval by the Board of Trustees, the Advisor shall be authorized to conduct the business of the Trust in accordance with the explicit provisions of the Business Plan, specifically including the borrowing, leasing, maintenance, capital improvements, renovations and sale of investments set forth in the Business Plan. Any transaction or investment not explicitly provided for in the approved Business Plan shall require the prior approval of the Board of Trustees unless made pursuant to authority expressly delegated to the Advisor. Within sixty (60) days of the end of each calendar quarter, the Advisor shall provide the Board of Trustees with a report comparing the Trust's actual performance for such quarter against the Business Plan.

         10. DEFINITIONS. As used herein, the following terms shall have the meanings set forth below:

         (a) "Adjusted Funds From Operations" shall mean, for any period of time, funds from operations (as defined by the National Association of Real Estate Investment Trusts) for such period of time plus (i) any loss due to the write-down or sale of any real property or mortgage loan acquired prior to January 1, 1989 and (ii) the amount of advisory fees payable to the Advisor under Article 11 hereof but only to the extent such fees are considered as current expenses in determining profit or loss.

         (b) "Affiliate" shall mean, as to any Person, any other Person who owns beneficially, directly, or indirectly, 1% or more of the outstanding capital stock, shares or equity interests of such Person or of any other Person which controls, is controlled by, or is under common control with such

                 Person or is an officer, retired officer, director, employee, partner, or trustee (excluding non- interested trustees not otherwise affiliated with the entity) of such Person or of any other Person which controls, is controlled by, or is under common control with, such Person.

         (c) "Appraised Value" shall mean the value of a Real Property according to an appraisal made by an independent qualified appraiser who is a member in good standing of the American Institute of Real Estate Appraisers and is duly licensed to perform such services in accordance with the applicable state law, or, when pertaining to Mortgage Loans, the value of the underlying property as determined by the Advisor.

         (d) "Book Value" of an asset or assets shall mean the value of such asset or assets on the books of the Trust, before provision for amortization, depreciation, depletion or valuation reserves and before deducting any indebtedness or other liability in respect thereof, except that no asset shall be valued at more than its fair market value as determined by the Trustees.

         (e) "Business Plan" shall mean the Trust's investment policies and objectives and the capital and operating budget based thereon, approved by the Board as thereafter modified or amended.

         (f) "Fiscal Year" shall mean any period for which an income tax return is submitted to the Internal Revenue Service and which is treated by the Internal Revenue Service as a reporting period.

         (g) "Mortgage Loans" shall mean notes, debentures, bonds, and other evidences of indebtedness or obligations, whether negotiable or non-negotiable, and which are secured or collateralized by mortgages, including first, wraparound, construction and development, and junior mortgages.

         (h) "Net Asset Value" shall mean the Book Value of all the assets of the Trust minus all the liabilities of the Trust.

         (i) "Net Income" for any period shall mean the Net Income of the Trust for such period computed in accordance with generally accepted accounting principles after deduction of the Gross Asset Fee, but before deduction of the Net Income Fee, as set forth in Sections 11(a) and 11(b), respectively, herein, and inclusive of gain or loss of the sale of assets.

         (j) "Net Operating Income" shall mean rental income less property operating expenses.

         (k) "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

         (l) "Real Property" shall mean and include land, rights in land, leasehold interests (including but not limited to interests of a lessor or lessee therein), and any buildings, structures, improvements, fixtures, and equipment located on or used in connection with land, leasehold interests, and rights in land or interests therein.

         All calculations made pursuant to this Agreement shall be based on statements (which may be unaudited, except as provided herein) prepared on an accrual basis consistent with generally accepted accounting principles, regardless of whether the Trust may also prepare statements on a different basis. All other terms shall have the same meaning as set forth in the Trust's Declaration of Trust and Trustees' Regulations.

         11.     ADVISORY COMPENSATION.

         (a) No Base Advisory Fee. The Trust shall not be required to pay to the Advisor any Base Advisory Fee for advisory services for the term hereof.

         (b) Incentive Advisory Fee. As an incentive for successful investment and management of the Trust's assets, the Trust shall pay the Advisor a fee equal to 16% per annum of the Trust's Adjusted Funds from Operation for each Fiscal Year or portion thereof for which the Advisor provides services. The Incentive Advisory Fee shall be payable monthly in advance based on the Adjusted Funds from Operation for the most recent month for which a monthly financial statement for the Trust has been prepared. The Incentive Advisory Fee shall be cumulative within any Fiscal Year, such that if the Trust has negative Adjusted Funds from Operation in any month, each subsequent payment shall be adjusted to maintain the 16% per annum rate.

         (c) Acquisition Commission. For supervising the acquisition, purchase or long-term lease of Real Property for the Trust, the Trust shall pay to the Advisor an Acquisition Commission equal to 1% of the acquisition cost for each real property acquired during the term hereof, except that no such fee shall be due for any acquisition through or from an affiliate of the Trust or the Advisor, inclusive of commissions, if any, paid to nonaffiliated brokers. The aggregate of each purchase price of each property (including the Acquisition Commissions and all real estate brokerage fees) may not exceed such property's Appraised Value at acquisition.

         (d) Mortgage Brokerage and Refinancing Fees. For obtaining loans to the Trust or refinancing on Trust properties, the Advisor or an Affiliate is to receive a Mortgage Brokerage and Refinancing Fee equal to the lesser of a) 1% of the amount of the loan or the amount refinanced or b) a brokerage or refinancing fee which is reasonable and fair under the circumstances; provided, however, that no such fee shall be paid on loans from the Advisor or an Affiliate without the approval of the Board of Trustees. No fee shall be paid on loan extensions.

         (e) Real Estate Brokerage Commission. Subject to approval by the Board of Trustees, the Trust may pay to the Advisor or an Affiliate of the Advisor a Real Estate Brokerage Commission for services rendered upon (i) the purchase of real property by the Trust or (ii) the sale of real property owned by the Trust, for which the Advisor or an Affiliate acts as the broker in such transaction in amounts not to exceed customary fees charged by nationally-recognized real estate brokers for normal similar transactions on a non-exclusive basis. The provision of real estate brokerage services by the Advisor or an Affiliate shall be on terms not less favorable to the Trust than the terms on which unaffiliated parties are then performing similar services for entities comparable to the Trust not entered into on an exclusive basis. The entry into the applicable real estate brokerage arrangement between the Trust and the Advisor shall be approved as required by the Declaration of Trust.

         12. LIMITATION ON THIRD PARTY MORTGAGE PLACEMENTS FEES. The Advisor or any of its Affiliates shall pay to the Trust, the full amount of any compensation received by the Advisor or any such Affiliate from third parties with respect to the origination, placement or brokerage of any loan made by the Trust.

         13. STATEMENTS. The Advisor shall furnish to the Trust not later than the tenth day of each calendar month, beginning with the second calendar month of the term of this Agreement, a statement showing the computation of the fees, if any, payable in respect to the next preceding calendar month (or, in the case of incentive compensation, for the preceding Fiscal Year, as appropriate) under the Agreement. The final settlement of incentive compensation for each Fiscal Year shall be subject to adjustment in accordance with, and upon completion of, the annual audit of the Trust's financial statements; any payment by the Trust or repayment by the Advisor that shall be indicated to be necessary in accordance therewith shall be made promptly after the completion of such audit and shall be reflected in the audited statements to be published by the Trust.

         14. COMPENSATION FOR ADDITIONAL SERVICES. If and to the extent that the Trust shall request the Advisor or any director, officer, partner, or employee of the Advisor to render services for the Trust other than those required to be rendered by the Advisor hereunder, such additional services, if performed, will be compensated separately on terms to be agreed upon between such party and the Trust from time to time. In particular, but without limitation, if the Trust shall request that the Advisor perform property management, leasing, loan disbursement or similar functions, the Trust and the Advisor shall enter in to a separate agreement specifying the obligations of the parties and providing for reasonable additional compensation to the Advisor for performing such services.

         15. EXPENSES OF THE ADVISOR. Without regard to the amount of compensation or reimbursement received hereunder by the Advisor, the Advisor shall bear the following expenses:

         (a) employment expenses of the executive officers, directors or shareholders of the Advisor (including Trustees, officers, and employees of the Trust who are directors, officers, or employees of the Advisor or of any company that controls, is controlled by, or is under common control with the Advisor), including, but not limited to, fees, salaries, wages, payroll taxes, travel expenses, and the cost of employee benefit plans and temporary help expenses except for those personnel expenses relating to employees of the Advisor principally engaged in accounting, shareholder relations or mortgage servicing;

         (b) advertising and promotional expenses incurred in seeking investments for the Trust;

         (c) rent, telephone, utilities, office furniture and furnishings, and other office expenses of the Advisor, except as any of such expenses relates to employees of the Advisor principally engaged in accounting shareholder relations or mortgage servicing; and

         (d) miscellaneous administrative expenses relating to performance by the Advisor of its functions hereunder.

In addition to the Advisory Compensation described in Section 11, the Advisor shall be reimbursed for certain costs and expenses monthly on the basis of an equitable allocation applied on a consistent and timely basis in accordance with the Advisor's regular procedures. Such procedures provide for identification of all material costs and expenses to be accounted for as a cost of particular functions. Only costs and expenses allocable to legal, mortgage servicing, training and financial departments are reimbursable as well as certain portions of expenses not specifically identifiable to a particular department.

         16. EXPENSES OF THE TRUST. The Trust shall pay all its expenses not assumed by the Advisor, including without limitation, the following expenses:

         (a)     the cost of money borrowed by the Trust;

         (b) income taxes, taxes and assessments on real property, and all other taxes applicable to the Trust;

         (c) legal, auditing, accounting, underwriting, brokerage, listing, registration and other fees, printing, and engraving and other expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Trust's securities;

         (d) fees, salaries, and expenses paid to officers, and employees of the Trust who are not directors, officers or employees of the Advisor, or of any company that controls, is controlled by, or is under common control with the Advisor other than employees of the Advisor principally engaged in accounting, shareholder relations and mortgage servicing;

         (e) expenses directly connected with the origination or purchase of Mortgage Loans and with the acquisition, disposition, and ownership of real estate equity interests or other property (including the costs of foreclosure, insurance, legal, protective, brokerage, maintenance, repair, and property improvement services) and including all compensation, traveling expenses, and other direct costs associated with the Advisor's employees or other personnel engaged in (i) real estate transaction legal services, (ii) internal auditing,
                 (iii) foreclosure and other mortgage finance services, (iv) sale or solicitation for sale of mortgages, (v) engineering and appraisal services, and (vi) transfer agent services;

         (f) expenses of maintaining and managing real estate equity interests;

         (g) insurance, as required by the Trustees (including Trustees' liability insurance);

         (h) the expenses of organizing, revising, amending, converting, modifying, or terminating the Trust;

         (i) expenses connected with payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Trustees to holders of securities of the Trust;

         (j) all expenses connected with communications to holders of securities of the Trust and the other bookkeeping and clerical work necessary to maintaining relations with holders of securities, including the cost of printing and mailing certificates for securities and proxy solicitation materials and reports to holders of the Trust's securities;

         (k) the cost of any accounting, statistical, bookkeeping or computer equipment or computer time necessary for maintaining the books and records of the Trust and for preparing and filing Federal, State and Local tax returns;

         (l) transfer agent's, registrar's, and indenture trustee's fees and charges;

         (m) legal, accounting, investment banking, and auditing fees and expenses charged by independent parties performing these services not otherwise included in clauses (c) and (e) of this
                 Section 16;

         (n) expenses incurred by the Advisor arising from the sales of Trust properties, including those expenses related to carrying out foreclosure proceedings;

         (o) expenses incurred by the Advisor in connection with the sale or disposition of Trust assets, including mortgage servicing;

         (p) costs and expenses connected with computer services, including but not limited to employee or other personnel compensation, hardware and software costs, and related development and installation costs associated therewith;

         (q) costs and expenses associated with risk management (i.e., insurance relating to the Trust's assets);

         (r)     loan refinancing compensation; and

         (s) expenses associated with special services requested by the Trustees pursuant to Section 14 hereof.

         17. OTHER ACTIVITIES OF ADVISOR. The Advisor, its officers, directors, or employees or any of its Affiliates may engage in other business activities related to real estate investments or act as advisor to any other person or entity (including another real estate investment trust), including those with investment policies similar to the Trust, and the Advisor and its officers, directors, or employees and any of its Affiliates shall be free from any obligation to present to the Trust any particular investment opportunity that comes to the Advisor or such persons, regardless of whether such opportunity is in accordance with the Trust's Business Plan. However, to minimize any possible conflict, the Advisor shall consider the respective investment objectives of, and the appropriateness of a particular investment to each such entity in determining to which entity a particular investment opportunity should be presented. If appropriate to more than one entity, the Advisor shall present the investment opportunity to the entity that has had sufficient uninvested funds for the longest period of time. The Advisor shall promptly inform the Trust of each real estate acquisition made by the Advisor or any Affiliate.

         18. LIMITATION ON OPERATING EXPENSES. To the extent that the operating expenses of the Trust for any Fiscal Year exceeds the limitation set forth in the Trust's Declaration of Trust, as amended from time to time, or any similar limitation (if contained) in a successor Declaration of Trust or Certificate of Incorporation, the Advisor shall refund to the Trust such portion of its fees payable hereunder as may be required by such Section.

         19. TERM; TERMINATION OF AGREEMENT. This Agreement shall continue in force for a period of one year, and, thereafter, it may be renewed from year to year, subject to any required approval of the Shareholders of the Trust, and if any Trustee is an Affiliate of the Advisor, the approval of a majority of the Trustees who are not so affiliated. Notice of renewal shall be given in writing by the Trustees to the Advisor not less than 60 days before the expiration of this Agreement or of any extension thereof. This Agreement may be terminated for any reason without penalty upon 60 days' written notice by the Trust to the Advisor or 120 days' written notice by the Advisor to the Trust, in the former case by the vote of a majority of the Trustees who are not Affiliates of the Advisor or by the vote of holders of a majority of the outstanding shares of the Trust. Notwithstanding the foregoing, however, in the event of any material change in the ownership, control or management of the Advisor, the Trust may terminate this Agreement without penalty and without advance notice to the Advisor.

         20. AMENDMENTS. This Agreement shall not be changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise as provided herein.

         21. ASSIGNMENT. This Agreement shall not be assigned by the Advisor without the prior consent of the Trust. The Trust may terminate this Agreement in the event of its assignment by the Advisor without the prior consent of the Trust. Such an assignment or any other assignment of this Agreement by the Advisor shall bind the assignee hereunder in the same manner as the Advisor is bound hereunder. This Agreement shall not be assignable by the Trust without the consent of the Advisor, except in the case of assignment by the Trust to a corporation, association, trust, or other organization that is a successor to the Trust. Such successor shall be bound hereunder and by the terms of said assignment in the same manner as the Trust is bound hereunder.

         22. DEFAULT, BANKRUPTCY, ETC. At the option solely of the Trustees, this Agreement shall be and become terminated immediately upon written notice of termination from the Trustees to the Advisor if any of the following events shall occur:

         (a) If the Advisor shall violate any provision of this Agreement, and after notice of such violation shall not cure such default within 30 days; or

         (b) If the Advisor shall be adjudged bankrupt or insolvent by a court of competent jurisdiction, or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator, or trustee of the Advisor or of all or substantially all of its property by reason of the foregoing, or approving any petition filed against the Advisor for its reorganization, and such adjudication or order shall remain in force or unstayed for a period of 30 days; or

         (c) If the Advisor shall institute proceedings for voluntary bankruptcy or shall file a petition seeking reorganization under the Federal bankruptcy laws, or for relief under any law for the relief of debtors, or shall consent to the appointment of a receiver of itself or of all or substantially all its property, or shall made a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally, as they become due.

         The Advisor agrees that if any of the events specified in subsections
(b) and (c) of this Section 22 shall occur, it will give written notice thereof to the Trustees within seven days after the occurrence of such event.

         23. ACTION UPON TERMINATION. From and after the effective date of termination of this Agreement, pursuant to Sections 19, 21 or 22 hereof, the Advisor shall not be entitled to compensation for further services hereunder but shall be paid all compensation accruing to the date of termination. The Advisor shall forthwith upon such termination:

         (a) pay over to the Trust all monies collected and held for the account of the Trust pursuant to this Agreement;

         (b) deliver to the Trustees a full accounting, including a statement showing all payments collected by it and a statement of any monies held by it, covering the period following the date of the last accounting furnished to the Trustees; and

         (c) deliver to the Trustees all property and documents of the Trust then in the custody of the Advisor.

         24. MISCELLANEOUS. The Advisor shall be deemed to be in a fiduciary relationship to the shareholders of the Trust. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Trustees in following or declining to follow any advise or recommendations of the Advisor. Neither the Advisor nor any of its shareholders, directors, officers, or employees shall be liable to the Trust, the Trustees, the holders of securities of the Trust or to any successor or assign of the Trust for any losses arising from the operation of the Trust if the Advisor had determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust and the liability or loss was not the result of negligence or misconduct by the Advisor. However, in no event will the directors, officers or employees of the Advisor be personally liable for any act or failure to act unless it was the result of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         25. NOTICES. Any notice, report, or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report, or other communication is accepted by the party to whom it is given, and shall be given by being delivered at the following address of the parties hereto:

         The Trustees and/or the Trust:
             National Income Realty Trust
             280 Park Avenue East Bldg.
             20th Floor
             New York, New York  10017
             Attention:  President

         The Advisor:
             Tarragon Realty Advisors, Inc.
             280 Park Avenue East Bldg.
             20th Floor
             New York, New York  10017
             Attention:  Executive Vice President and Chief Financial Officer

         Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 25.

         26. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction, or effect of this Agreement.

         27. GOVERNING LAW. This Agreement has been prepared, negotiated and executed in the State of New York. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in the State of New York.

         28. EXECUTION. This instrument is executed and made on behalf of the Trust by a Trustee of the Trust, not individually but solely as a Trustee under the Declaration of the Trust, and the obligations under this Agreement are not binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees, or agents of the Trust personally, but bind only the Trust property.

         IN WITNESS WHEREOF, NATIONAL INCOME REALTY TRUST AND TARRAGON REALTY ADVISORS, INC., by their duly authorized officers, have signed these presents all as of the day and year first above written.

                                        NATIONAL INCOME REALTY TRUST



                                        BY:      /s/ William S. Friedman
                                                 ------------------------------
                                                 William S. Friedman
                                                 President and Trustee


                                        TARRAGON REALTY ADVISORS, INC.



                                        BY:      /s/ John A. Doyle
                                                 ------------------------------
                                                 John A. Doyle
                                                 President

                                                                     APPENDIX II
                                                    31458.01000:  082895:SCM:  5




                          NATIONAL INCOME REALTY TRUST
                        SHARE OPTION AND INCENTIVE PLAN
                          (As adopted  June 22, 1995)



                                   ARTICLE I

                      ESTABLISHMENT, PURPOSE AND DURATION

                 1.01 ESTABLISHMENT OF THE PLAN. National Income Realty Trust, a California real estate investment trust (herein called the "Trust"), hereby establishes a share option and incentive plan to be known as the "National Income Realty Trust Share Option and Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the granting of Nonqualified Share Options, Incentive Share Options, Alternate Settlement Rights, Restricted Shares and Share Bonuses or other incentives.

                 1.02 PURPOSE. The purpose of the Plan is to promote the success, enhance the value, and advance the interests of the Trust and its Shareholders by attempting to secure for the Trust and its Shareholders the benefits of the incentive inherent in the ownership of the Trust's Shares by officers, key employees, trustees, and others of or with respect to the Trust and its Subsidiaries and by other persons who contribute to the future growth and continued success of the Trust and its Subsidiaries. The Plan is further intended to provide flexibility to the Trust in its ability to motivate, attract, and retain the services of officers, key employees and trustees upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent. It is generally recognized that incentive plans aid in retaining and encouraging competent executives and furnish a means of attracting executives of exception ability to the Trust and its Subsidiaries because of the opportunity to acquire proprietary interest in the business.

                 1.03 EFFECTIVE DATE. The Plan shall become effective upon its approval by the Board of Trustees of the Trust (the "Adoption Date"), subject to ratification by an affirmative vote of the holders of a majority of votes cast on such proposal of Shares present and entitled to vote at a meeting of Shareholders at which a quorum is present, which vote shall represent over 50% in interest of all voting securities of the Trust entitled to vote therein, and the date of such approval by such Shareholders shall be determined and deemed to be the "Effective Date," but notwithstanding the actual Effective Date as defined herein, any and all Options or Awards granted pursuant to written agreements entered into between the Trust and any Optionee or Grantee after the Adoption Date and prior to the Effective Date shall be deemed to have been ratified effective as of the date of such written Option Agreement. In the case of Options granted prior to the Effective Date, the grant of such Options is conditioned on Shareholder approval of the Plan. If the Plan is not approved by the Shareholders within twelve months of its adoption by the Board of Trustees, the Plan shall not become effective.

                 1.04 DURATION OF THE PLAN. Subject to approval by the Board of Trustees and ratification by the Shareholders of the Trust, the Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Trustees to terminate the Plan at any time pursuant to
Section 8.01 herein, until all Shares then subject to it shall have been purchased or acquired according to the Plan's provisions; provided, however, that in no event may an Award or Option be granted under the Plan on or after the tenth anniversary of the earlier of the date of grant of the Option or the Plan's Effective Date. Notwithstanding the foregoing, the terms of the Plan may be amended in accordance with the provisions of Section 8.02.

                                   ARTICLE II

                                  DEFINITIONS

                 2.01 DEFINED TERMS. For the purposes hereof and as used herein, the following terms set forth below shall have the meanings set forth below unless the context clearly indicates to the contrary:

                 (a) "Acceleration Event" means any event which in the opinion of the Board of Trustees is likely to lead to a "Change in Control" of Share ownership of the Trust, whether or not such "Change in Control" actually occurs.

                 (b) "Adoption Date" shall mean the date the Plan is approved by the Board of Trustees.

                 (c) "Affiliate" and "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                 (d) "Alternate Settlement Right" shall have the meaning assigned in Section 6.05.

                 (e) "Award" shall mean any incentive feature granted under the Plan including, but not limited to, any Option, warrant or alternate settlement right, Share bonus, restricted Share grant or other incentive, whether similar or dissimilar to the foregoing and whether singly, in combination or tandem, or coupled with a cash or other incentive feature.

                 (f) "Board" or "Board of Trustees" shall mean the Board of Trustees of the Trust.

                 (g) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

                 (h) "Change in Control" shall be deemed to occur (i) upon the approval by the Board (or if approval of the Board is not required as a matter of law, the Shareholders of the Trust) of (A) any consolidation or merger of the Trust in which the Trust is not the continuing or surviving entity or pursuant to which the Shares would be converted into cash, securities or other property other than a merger in which the holders of the Shares immediately prior to the merger will have the same proportionate ownership of the Shares of the surviving entity immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions of all or substantially all the assets of the Trust, or
         (C) adoption of any plan or proposal for the liquidation or dissolution of the Trust, (ii) when any "person" (as defined in Section 13(d) of the Exchange Act), other than the Trust or any Subsidiary or employee benefit plan or trust maintained by the Trust, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, or more than 20% of the Shares outstanding at the time, without the prior approval of the Board, or (iii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Shareholders of each new Trustee during such two-year period was approved by a vote of at least two-thirds of the Trustees then still in office who were Trustees at the beginning of such two-year period.

                 (i) "Code" means the Internal Revenue Code of 1986, as amended.

                 (j) "Committee" shall mean the group of individuals designated by the Board pursuant to Sections 3.01 and 3.02.

                 (k) "Disinterested" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

                 (l)      "Effective Date" shall have the meaning assigned in
         Section 1.03.

                 (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (n) "Exercise Price" shall mean, with respect to each Share subject to (i) a Nonqualified Share Option (other than a Reload Option), the price fixed by the Committee at which such Share may be purchased from the Trust pursuant to the exercise of such Option, which price at no time may be less than 50% of the Fair Market Value of the Shares on the date the NQSO is granted or (ii) an Incentive Share Option (other than a Reload Option), the price fixed by the Committee at which such Share may be purchased from the Trust pursuant to the exercise of such Option, which price at no time may be less than 100% of the Fair Market Value of the Shares (110% of the Fair Market Value of the Shares in the case of a 10% Shareholder) on the date the ISO is granted, or (iii) a Reload Option, the price of which is as fixed pursuant to Section 6.12 of the Plan.

                 (o) "Fair Market Value" shall mean (i) the simple average for the five trading days immediately preceding the day and time such value is to be determined (which may include the day of determination) of the mean between the high "bid" and low "asked" trading prices of the Shares, or if no such prices are available for the full five day period, any prices within such time frame, as reported and/or published by the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or other national quotation service, or
         (ii) if the Shares are listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Shares on such exchange as reported or published by such exchange or as listed in the Wall Street Journal or other recognized financial publication, for the five trading days immediately preceding the day and time such value is to be determined (which may include the day of determination), or, if no such sales were made during such period on such exchange, then by such other method as the Committee, in its sole discretion, shall determine to be appropriate, or (iii) if the Shares are not listed and registered on any national securities exchange, the simple average of the bid and ask prices per Share in the over-the-counter market at the end of each trading day for the five trading days preceding the day and time such value is to be determined (which may include the day of determination) or, (iv) if for any reason no such quotations are available, then by such other method as the Committee, in its sole discretion in good faith, shall determine to be appropriate; provided, however, in the case of grants of ISO's, the Committee shall determine whether the foregoing methodology yields an accurate fair market value of the Shares on the date of the grant within the meaning of Code Section 422; and, if the Committee concludes it does not, the Committee shall use such other methodology as it deems appropriate to in good faith determine the fair market value of the Shares on the date of the grant.

                 (p) "Grantee" shall mean a person to whom an Award has been granted pursuant to the Plan.

                 (q) "Incentive Share Option" or "ISO" means an option to purchase Shares, granted under Article VI herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code or any successor provision.

                 (r) "Insider" shall mean an individual who is, at the time an Award is made under this Plan, an officer, Trustee, or holder of more than 10 percent of the Shares, as defined in Section 16(a) of the Exchange Act.

                 (s) "Nonqualified Share Option" or "NQSO" means an Option to purchase Shares, granted pursuant to this Plan which is not intended to be, or does not qualify as, an Incentive Stock Option.

                 (t) "Option" shall mean an option to purchase Shares granted pursuant to the provisions of the Plan.

                 (u) "Option Agreement" shall mean the agreement between the Trust and the Optionee or Grantee under which the Optionee or Grantee may purchase or receive or acquire Shares hereunder.

                 (v) "Optionee" shall mean a person to whom an Option has been granted pursuant to the Plan.

                 (w) "Original Option" shall mean an option as defined in subsection (D) of Section 6.12 of the Plan.

                 (x) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 6.06.

                 (y) "Plan" shall mean the National Income Realty Trust Share Option and Incentive Plan, the terms of which are set forth herein.

                 (z) "Reload Option" shall mean an Option granted pursuant to Section 6.12.

                 (aa) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

                 (bb) "Section 16(b) Optionee" shall mean an individual who is subject to Section 16(b) of the Exchange Act.

                 (cc) "Securities Act" shall mean the Securities Act of 1933, as amended.

                 (dd) "Share Payment" means a payment in Shares at a specified value to replace all or any portion of a payment that would otherwise be payable solely in cash.

                 (ee) "Shares" shall mean the Trust's authorized Shares of Beneficial Interest, no par value, or, in the event that the outstanding Shares are hereafter changed into or exchanged for other shares of a different class or securities of the Trust or some other entity, such other shares or class or securities.

                 (ff) "Subsidiary" shall mean an entity, in which the Trust owns directly, or indirectly, through subsidiaries, at least 50 percent of the total combined voting power of all classes of equity, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Trust owns at least 50 percent of the combined equity thereof. In the event that applicable law permits the ownership of less than 50 percent of the total combined voting power of all classes of equity to constitute a "Subsidiary," then the requirement of 50 percent ownership in this definition shall be lowered to the lowest level permitted under applicable law; provided, however, in no event shall "Subsidiary" mean any entity which is not a "Subsidiary" within the meaning of Code Section 424(f).

                 (gg) "10% Shareholder" means an individual who, at the time the ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Trust or any subsidiary of the Trust.

                 (hh) "Trust" shall mean National Income Realty Trust, a California real estate investment trust.

                 2.02 OTHER DEFINITIONAL PROVISIONS. All terms defined in this Plan shall have the meanings set forth in Section 2.01 above when used in any Option Agreement or other document made or delivered pursuant to this Plan, unless the context therein shall otherwise require or unless re-defined therein. Defined terms used herein in the singular shall import the plural and vice versa. The words "hereof," "herein," "hereunder" and similar terms when used in this Plan shall refer to this Plan as a whole and not to any particular provision of the Plan.


                                  ARTICLE III

                                 ADMINISTRATION

                 3.01 DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by a committee designated by the Board (the "Committee"). Subject to express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options or Awards may or shall be granted, the types of Options or Awards to be granted, and the number of Shares to be subject thereto. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present potential contributions to the Trust's success, and such other factors as the Committee, in its sole discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the complete plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine and to amend, subject to the concurrence of the holder of any Option or Award, if required, the terms and provisions of the respective Option Agreement or any other agreement and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to herein shall be conclusive for all purposes.

                 3.02 THE COMMITTEE. The Committee shall consist of three or more members, each of whom shall be a "Disinterested" person within the meaning of that phrase set forth in Rule 16b-3 under the Exchange Act. The Committee shall be appointed by the Board of Trustees, which may, from time to time, appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. No person who is (or, within one year prior to his or her appointment as a member of the Committee, was) eligible to participate in the Plan shall be a member of the Committee. The Committee shall select one of its members as its chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                 3.03 TRUST ASSISTANCE. The Trust shall supply full and timely information to the Committee on all matters relating to eligible individuals, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require or request. The Trust shall furnish the Committee with such clerical or other assistance as is necessary in the performance of the Committee's duties.

                 3.04 ABSENCE OF A COMMITTEE. In the absence of the appointment of members of the Board to serve on the Committee, and until such time as at least three Board members have been appointed to serve as the Committee, the Board of Trustees of the Trust may (as a whole) perform the functions of the Committee.

                 3.05 EXPENSES OF PLAN. The expenses of administering the Plan shall be borne by the Trust and its Subsidiaries.

                 3.06 RELIANCE ON REPORTS. Each member of the Committee and each member of the Board of Trustees shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Trust and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Trustees be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

                 3.07 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board of Trustees shall be indemnified and held harmless by the Trust against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Trust s approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Trust an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Trust s Declaration of Trust, as amended, or Trustee's Regulations, as amended, as a matter of law, or otherwise, or any power that the Trust may have to indemnify them or hold them harmless.


                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

                 4.01 LIMITATIONS. Subject to adjustment pursuant to the provisions of Section 4.02, a total of 300,000 authorized but unissued Shares shall be reserved for issuance under the Plan, provided, however, that any Shares held, from time to time, as treasury Shares may be issued or reserved for issuance in lieu of authorized but unissued Shares, as determined from time to time by the Board of Trustees, in which event the number of authorized but unissued Shares so reserved shall be correspondingly reduced. Shares may be issued pursuant to the exercise of any Option or Award. In the event any such Option or Award shall expire or terminate for any reason without having been exercised in full, or in the event any condition or contingency pertaining to the issuance or vesting of any Shares under the Plan shall fail to be met, then, subject to the provisions of the Plan, such Shares subject to such Option or Award subject to any such condition or contingency shall again become available for the purposes of the Plan.

                 4.02 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provision of the Plan, any Option Agreement or other agreement covering an Option or Award may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of Shares subject thereto and of the purchase or acquisition prices thereof in the event of changes in the outstanding Shares by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of Shares and the like; and, in the event of any such change in the Shares, the aggregate number and class of Shares available under the Plan shall be adjusted in such manner as the Committee shall in its sole discretion determine to be equitable and consistent for the purpose of the Plan and the applicable provisions of law and such determination shall be conclusive for all purposes of the Plan and of each Option Agreement or other agreement, whether theretofore or thereafter executed. In addition, the Committee's determination with respect to any adjustment may provide for the elimination of fractional share interests, if applicable, and the payment for same in cash.


                                   ARTICLE V

                                  ELIGIBILITY

                 Options and Awards may be granted only to Trustees, officers or key employees (future as well as present) of the Trust or any present or future Subsidiary of the Trust and to other persons who the Committee determines are making, or will make, a significant contribution to the growth and success of the Trust and its Subsidiaries. Options and Awards may also be granted to non-employee Trustees of the Trust. The Committee may grant Options or Awards or both to any of those eligible in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, no Incentive Share Options shall be granted to persons who are not "employees" of the Trust or its subsidiaries. For purposes of this Plan, "employees" shall include only those persons who are classified as employees within the meaning of Code Section 422.


                                   ARTICLE VI

                               OPTIONS AND AWARDS

                 6.01 GRANT AND AGREEMENT. Each Option or Award granted pursuant to the terms of the Plan shall be evidenced by minutes of the meeting or the written consent of the Committee and by a written Option Agreement or other agreement dated as of the date of grant and executed on behalf of the Trust and the Optionee or Grantee, as the case may be, which agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

                 6.02 CONSIDERATION FOR ISSUANCE. The Committee shall determine the consideration to be received in connection with the issuance of Shares pursuant to an Option and the rights granted pursuant to an Award pursuant to the grant, exercise, lapsing of restrictions, or other attribute of any Option or Award made under the Plan, provided, however, that with respect to an Option such consideration per Share must equal not less than one-half (1/2) of the Fair Market Value per Share of the Trust's Shares on the date of grant in the case of an NQSO and not less than 100% of the Fair Market Value (110% in the case of an 10% Shareholder) on the date of the grant in the case of an ISO. Additionally, each Optionee or Grantee must agree to use or continue to use his best lawful efforts for the benefit of the Trust and its Subsidiaries during the term of the Option or Award so granted. Nothing contained in this Plan or in any agreement executed pursuant to this Plan shall be deemed to limit the right of the Trust or any Subsidiary to terminate any Optionee's or Grantee's employment or relationship with the Trust or any subsidiary at any time for or without cause. Subject to the applicable provisions of law, any such consideration may take any form, including, without limitation, cash, notes, Shares, a Share Payment or other securities, property, or other performance of services under an employment agreement or otherwise. Subject to the requirements of applicable law, the Committee may authorize (but shall not be required to do so) a loan by the Trust on such terms as it shall deem fit to any person eligible to receive an Option or Award for the purpose of exercising any Option or Award granted under the Plan or of otherwise acquiring any Shares issuable under the Plan, or for the purpose of paying any taxes to the Trust due hereunder; provided, however, all loans made to fund the exercise of an ISO must be with full recourse against Optionee.

                 6.03 TERM AND EXERCISE. The term of each Option or Award granted under the Plan shall be fixed by the Committee. Every Incentive Stock Option shall provide for a fixed expiration date of not later than ten years from the date such Incentive Stock Option is granted (5 years in the case of a 10% Shareholder). Any ISO must be exercised not later than three (3) months following the Optionee's termination of employment with the Trust or any Subsidiary of the Trust; such three (3) month period is extended to one (1) year if the Optionee is disabled within the meaning of Code Section 22(e)(3). The Exercise Price of Shares issued pursuant to each Option (other than a Reload Option) shall be fixed by the Committee at the time of the granting of the Option; provided, however, that such Exercise Price of each Incentive Stock Option shall in no event be less than 100% of the Fair Market Value of the Shares on the date such Option is granted (110% in the case of a 10% Shareholder). The Shares subject to each Option or Award may become exercisable in full or in installments of equal or unequal amount at such times as shall be determined by the Committee. The Committee shall have the discretion to amend, at any time or from time to time, any Option or Award granted under the Plan in order to accelerate the exercisability thereof, or any installment or part thereof. Unless otherwise provided in the applicable Option Agreement or other agreement, the Shares comprising each Option or Award or installment thereof may be purchased in whole at any time or in part from time to time, after such Option or Award or any installment thereof, as the case may be, becomes exercisable; provided, however, that no Option (other than a Reload Option) shall be exercisable prior to the first anniversary of the date of its grant, except as provided in the Option Agreement or as the Committee otherwise determines in accordance with the Plan, and in no case may an Option be exercised at any time for fewer than 100 Shares (or the total remaining shares covered by the Option if fewer than 100 Shares) during the term of the Option. The specified number of shares will be issued upon receipt by the Trust of (i) notice from the Optionee of exercise of an Option, and (ii) either payment to the Trust, of the "Exercise Price" for the number of Shares with respect to which the Option is exercised, or with approval of the Committee, a secured promissory note as hereinafter provided. Each such notice and payment shall be delivered or mailed by first class postage prepaid mail, addressed to the Treasurer of the Trust at such place as the Trust may designate from time to time. Separate certificates shall be issued by the Trust for those Shares acquired pursuant to the exercise of an ISO and for those shares acquired pursuant to a NQSO. Options or Awards granted under the Plan may also provide for their termination upon the occurrence of such events as the Committee shall determine and shall be incorporated in the respective Option Agreement or other agreements, which need not be identical, and which shall be subject to all such other conditions and restrictions as the Committee shall approve. No Optionee or Grantee shall have any of the rights of a Shareholder with respect to any Shares subject to any Option or Award until such Shares shall be issued to him upon the exercise or completion of any contingencies contained in the grant of any Option or Award.

                 6.04 NON-TRANSFERABILITY OF OPTIONS AND AWARDS. No Option or Award granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and an Option or Award may be exercised, during the lifetime of the Optionee or Grantee, only by the Optionee or Grantee or, if Optionee or Grantee is legally incapacitated, by his or her respective guardian or legal representative, regardless of any community property interests therein of any Optionee's or Grantee's spouse or such spouse's successors in interest; provided, however, that in the event Rule 16b-3 under the Exchange Act is further amended so as to eliminate therefrom the holding period requirement of nontransferability, then Options or Awards granted under the Plan may be made transferable on such terms as the Committee shall determine consistent with the requirements of Code Section 422 in the case of Incentive Share Options.

                 6.05 ALTERNATE SETTLEMENT RIGHTS. The Committee may, in its sole discretion, grant an "Alternate Settlement Right" in respect of any Options or Awards heretofore or hereafter granted under the Plan. An "Alternate Settlement Right" shall be subject to such terms and conditions and evidenced by Option Agreements or other agreements in such form as shall be determined from time to time by the Committee, and shall in any event by subject to the following provisions:

                 (a) NATURE OF ALTERNATE SETTLEMENT RIGHT. An Alternate Settlement Right shall entitle an Optionee or Grantee to receive from the Trust, in exchange for the surrender of any Option or Award or any portion thereof which is exercisable on the date of exercise of such Alternate Settlement Right,

         Shares, cash, or a combination thereof, having an aggregate Fair Market Value which is equal to the excess of the Fair Market Value as of the date of exercise of one Share over the purchase or acquisition price of one such Share specified in such Option or Award multiplied by the number of Shares covered by such Option or Award or portion thereof which is so surrendered.

                 (b) EXERCISE. The exercise of an Alternate Settlement Right shall be subject to all of the terms and conditions (other than payment of the applicable Option or Award price) applicable to the exercise of an Option or Award granted under the Plan in addition to such other terms and conditions as may be imposed by the Committee or required by applicable law.

Upon the exercise of an Alternate Settlement Right, the number of Shares reserved for issuance under the Plan shall be reduced by the number of Shares, if any, received by the Optionee or Grantee upon surrender of the Option or Award in respect of which such Shares were issued.

                 6.06 RESTRICTED SHARES, SHARE BONUS, ETC. The Committee may authorize the issuance of Shares pursuant to an Option (other than an ISO) or Award to those persons eligible for purchase at a discount or without requiring any payment therefor and upon such conditions or subject to such restrictions, if any, as shall be determined by the Committee. All such conditions or restrictions shall be evidenced by written agreement between the Trust and the holder of such Shares in form approved by the Committee.

                 6.07 PURCHASE FOR INVESTMENT. Each Optionee and Grantee receiving an Option or Award pursuant to the Plan must represent, and agree to give such further representation as may be reasonably required by the Trust upon the exercise of such Option or Award or any part thereof, that any Shares purchased pursuant to such Option or Award will be, or are, acquired for his own account for investment and not with a view to, or for offer or sale in connection with, the distribution thereof, unless in the opinion of counsel satisfactory to the Trust that same is not necessary at such time.

                 6.08 PURCHASE OF OPTION OR AWARD BY THE TRUST. To the extent the Committee shall determine that it is desirable and in the best interests of the Trust, the Committee may grant Options or Awards providing that the Trust shall purchase for cash, at the election of the applicable Optionee or Grantee, all or a portion of the Shares previously issued to such Optionee or Grantee pursuant to an Option or Award at a price not exceeding the Fair Market Value of the Shares utilizing the date of such purchase in place of the date of exercise of such Option or Award. In the event of any such purchase, such Shares shall again become available for the grant of Options or Awards under the Plan. The Trust shall have no obligation to purchase Shares pursuant to any such Options or Awards (and the agreements relating thereto shall so state) if (a) the capital of the Trust would become impaired thereby in the opinion of the Committee, or (b) in the opinion of counsel for the Trust, such purchase would at the time be a violation of any law or any rule or regulation thereunder or the Declaration of Trust, as amended of the Trust, or any agreement to which the Trust or any Subsidiary is a party.

                 6.09 EFFECT OF DEATH OR OTHER TERMINATION OF RELATIONSHIP WITH THE TRUST. Unless otherwise approved by the Committee at the time of granting any Option or Award and specifying same in the particular Option Agreement or other agreement, subject to the other provisions of the Plan, in the event that an Optionee or Grantee:

                 (a) has his relationship with the Trust or any Subsidiary terminated for any reason other than death (including discharge by the Trust) an Option or Award granted pursuant to the terms of the Plan, to the extent not exercised or exercisable at the time of such termination in accordance with its terms, shall terminate and be without further force or effect.

                 (b) dies during the term of such Option or Award, such Option or Award, to the extent not exercisable in accordance with its terms, shall terminate and be without further force or effect and to the extent such Option or Award is exercisable on the date of death, it may, within six months after the date of death be exercised by such Optionee's or Grantee's legal representatives or by the person or persons to whom such Option or Award has been transferred by will or the applicable laws of descent and distribution; provided, however, that such six-month period shall be subject to the provisions of the particular Option Agreement or other agreement with respect to the final expiration of such Option or Award and such Option or Award, to the extent not exercised within said six-month period (or such shorter period as may be required by the terms of such Option Agreement or other agreement) shall in all events terminate upon the expiration of such six-month period (or such shorter period); and provided further, that no transfer of an Option or Award by the Optionee or Grantee by will or by the laws of descent and distribution shall be effective to bind the Trust unless the Trust shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option or Award.

                 6.10 OPTIONS LIMITATION AS TO VALUE. The aggregate Fair Market Value, determined as of the time any Option is granted under this Plan which is intended to qualify as an "Incentive Stock Option" (herein so called) under Section 422 of the Code, of the Shares for which any "individual" may be granted an Incentive Stock Option pursuant to the terms of the Plan in any calendar year under all such plans of the Trust and its Subsidiaries, shall not exceed $100,000.

                 6.11 PAYMENT FOR SHARES. Except as otherwise provided in the Plan or the Option Agreement, the Exercise Price for the Shares shall be paid in full when the Option is exercised. Subject to such rules as the Committee may impose, the Exercise Price may be paid in whole or in part in (i) cash, (ii) whole Shares owned by the individual six months or longer and evidenced by negotiable certificates, valued at their Fair Market Value on the date of exercise, (iii) by a combination of such methods of payment or (iv) such other consideration as shall constitute lawful consideration for the issuance of Shares and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Exchange Act, of the delivery of the proceeds of an imminent sale of the Shares to be issued pursuant to the exercise of such option, such sale to be made at the direction of the individual). If certificates representing Shares are used to pay all or part of the Exercise Price of an Option, separate certificates shall be delivered by the Trust representing the same number of Shares as each certificate so used and an additional certificate shall be delivered representing any additional Shares to which the individual is entitled as a result of exercise of the Option. Moreover, if so provided in the Option Agreement, and subject to such restrictions, terms and conditions as the Committee may impose, an individual may request the Trust to "pyramid" his or her shares; that is, to automatically apply the Shares which he or she is entitled to receive on the exercise of a portion of an Option to satisfy the exercise for additional portions of the Option, thus resulting in multiple simultaneous exercises of an Option by use of whole Shares as payment.
However, in the case of an ISO, such pyramiding may result in a disqualifying disposition under Code Section 424. The Committee may, in its discretion, authorize payment of all or any part of the Exercise Price over a period of not more than five years from the date the Option is exercised. In such instance any unpaid balance of the Exercise Price shall be evidenced by the individual's full recourse promissory note payable to the order of the Trust which shall be secured by such collateral and shall bear interest at such rate or rates as determined from time to time by the Committee.

                 6.12 RELOAD OPTIONS. The Committee shall have the authority (but shall not be obligated or required) to specify at the time of grant that an individual shall be granted another Option (a "Reload Option") in the event such individual exercises all or part of an Option (an "Original Option") by surrendering in accordance with Section 6.11 above already owned Shares in full or partial payment of the Exercise Price under such Original Option, subject to the availability of Shares under the Plan at the time of exercise. Each Reload Option shall cover a number of Shares equal to the number of Shares surrendered in payment of the Exercise Price, shall have an Exercise Price per Share equal to the Fair Market Value of the Shares (110% of the Fair Market Value in the case of a 10% Shareholder) on the date of grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee, in its sole discretion, shall determine at the time of grant, at such time or times as shall be specified in the Reload Option); provided, however, that a Reload Option granted to a Section 16(b) Optionee shall not be exercisable during the first six months from the date of grant of such Reload Option. The first such Reload Option may provide for the grant, when exercised, of one subsequent Reload Option to the extent and upon such terms and conditions, consistent with this Section 6.12 as the Committee, in its sole discretion, shall specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions which may include a restriction on the transferability of the number of Shares received upon exercise of the Original Option reduced by a number of shares equal in value to the tax liability incurred upon exercise as the Committee, in its sole discretion, may deem desirable which may be set forth in the Agreement evidencing the Reload Option. The Committee may, in its sole discretion, structure any Reload Option as an ISO by complying with the provisions of Code Sections 421, 422 and 424.


                                  ARTICLE VII

                        COMPLIANCE WITH LAW AND ISSUANCE
                      OF CERTIFICATES OR PAYMENT OF FUNDS

                 7.01 COMPLIANCE WITH THE SECURITIES ACT. Each Option or Award granted under the Plan shall contain such provisions or undertakings by the Optionee or Grantee pertaining to the re-sale or distribution of any Shares acquired pursuant to such Award or Option as the Trust shall deem appropriate and necessary to comply with the Securities Act, and the rules, regulations and administrative interpretations thereunder; provided that the Trust may waive any such provisions or undertakings if the Trust shall determine that same are no longer required under said Securities Act, rules, regulations or interpretations, or are otherwise unnecessary.

                 7.02 GOVERNMENTAL APPROVAL. Each Option or Award shall be subject to the requirement that if at any time the Board of Trustees shall determine, in its sole discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or Award or the issuance or acquisition of Shares thereunder, no such Award or Option shall be effective unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Trustees.

                 7.03 ISSUANCE OF CERTIFICATES AND PAYMENT OF FUNDS. The Trust shall not be required to issue or deliver any certificate for Shares to be purchased or issued, or any funds required to be paid by the Trust upon the exercise of any Option or Award granted under the Plan or any portion thereof, pursuant to any Option Agreement or any other agreement relating to the Plan prior to the fulfillment of all of the following conditions:

                 (a) compliance with any requirements under Section 7.01 above;

                 (b)      compliance with any applicable requirements under
         Section 7.02 above;

                 (c) the lapse of such reasonable period of time following the exercise of the Option or Award as the Committee, from time to time, may establish for reasons of administrative convenience; and

                 (d) if pursuant to any applicable statute or regulation, as then in effect, if such issuance or delivery would be in violation of any statute, law, rule or regulation, whether federal or state.

                 7.04 TAX WITHHOLDING. The Trust or a Subsidiary, as appropriate, shall have the right to deduct from all cash payments to be made to any Optionee or Grantee any federal, state or local taxes required by law to be withheld with respect to such cash payments and, in the case of any Alternate Settlement Right redeemed in Shares, the Optionee or Grantee receiving such Shares may be required to pay to the Trust or a Subsidiary, as appropriate, the amount of any such taxes which the Trust or Subsidiary is required to withhold with respect to such Shares. In the event the cash portion of any Alternate Settlement Right is insufficient to cover the required withholding, the Optionee or Grantee may be required to pay to the Trust the amount of such taxes.

                 7.05 SHARE WITHHOLDING. Wherever the Trust or Subsidiary, as appropriate, proposes or is required to issue or transfer Shares under the Plan, the Trust or Subsidiary shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such Shares. Alternatively, with respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Shares, or upon any other taxable event hereunder, individuals may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Trust withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction. Share withholding upon the exercise of an Option will be done if the individual makes a signed, written election and one of the following occurs:

                 (a) The Option exercise occurs during a "window period" and the election to use Share withholding is made at any time prior to exercise. For this purpose, "window period" means the period beginning on the third (3rd) Business Day following the date of public release of the Trust's quarterly financial information and ending on the twelfth (12th) Business Day following such date. An earlier election can be revoked up until the exercise of the Option during the window period; or

                 (b) An election to withhold Shares is made at least six months before the Option is exercised. If this election is made, then the Option can be exercised outside of the window period.

Share withholding upon the vesting of Restricted Shares will be done if the individual makes a signed, written election and one of the following occurs:

                 (a) The election occurs during a window period, and the Restricted Share Award is subject to vesting according to a fixed schedule established by the Committee at the time of grant; or

                 (b) An election to use Share withholding is made at least six (6) months before vesting occurs.


                                  ARTICLE VIII

                           TERMINATION, AMENDMENT AND
                            MODIFICATION OF THE PLAN

                 8.01 TERMINATION OF PLAN. The Plan may be terminated at any time by the Board of Trustees except with respect to Options or Awards then outstanding under the Plan for which there exist written Option Agreements or other written agreements relating to each such Option or Award. No termination of the Plan may, without the consent of the person to whom any Option or Award shall theretofore been granted, adversely affect the rights of such person under such Option or Award.

                 8.02 AMENDMENT. The Board of Trustees may, at any time and from time to time, alter, amend, suspend or discontinue the Plan and the rules for its administration; provided, however, that the Board of Trustees may not, without further approval by a majority of votes cast on such proposal provided the total votes cast thereon represents over 50% in interest of the holders of the then outstanding voting securities of the Trust entitled to vote thereon, (i) increase (other than by adjustments provided for by Section 4.02) the maximum number of Shares which may be issued pursuant to all Options or Awards granted under the Plan, or (ii) change the class of employees eligible to receive ISO's, and, provided further, that no such amendment or modification of the Plan may, without the consent of the person to whom any Option or Award shall theretofore have been granted, adversely affect the rights of such person under such Option or Award.

                 8.03 AMENDMENT OF PRIOR AND OTHER OPTIONS. In addition to administering the Plan, the Committee may, in its discretion with the consent of each such person affected, amend any or all Options to purchase the Shares which are outstanding on the date of the vote of the Trust's Shareholders approving the Plan, to the extent not exercised at the time of any such amendment, so as to add, modify, or delete any provision thereof which would have been permissible to so add, modify, or delete, if such Option had been granted under the Plan as now in effect.

                 8.04 CHANGE IN CONTROL. In the event of a Change in Control of the Trust all Awards, Alternate Settlement Rights and Options granted under this Plan that are still outstanding and not yet exercisable shall become immediately exercisable as of the date of the Change in Control and shall remain exercisable for their term. Further, all restrictions placed on Restricted Share Awards shall lapse in the event of a Change in Control. The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred. Notwithstanding the foregoing, the Board may deem that an Acceleration Event has occurred, specifying the date thereof, which determination, if made, shall have the same effect as a Change in Control.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 9.01 CLAIM TO OPTION OR AWARD, OWNERSHIP, OR EMPLOYMENT RIGHTS. No person shall have any claim or right to be granted any Option or Award under this Plan. No Optionee or Grantee, prior to the issuance of Shares, shall be entitled to voting rights, dividends or other rights of Shareholders with respect to any Shares covered by such Option or Award. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of or otherwise by the Trust or a Subsidiary or an Affiliate or Associate.

                 9.02 UNSECURED OBLIGATION. Optionees and Grantees under this Plan shall not have any interest in any fund or specific asset of the Trust by reason of this Plan. No trust fund shall be created in connection with this Plan or any Option or Award thereunder and there shall be no required funding of amounts which may become payable to any Optionee or Grantee.

                 9.03 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other Option or incentive or other compensation plans, practices or arrangements in effect for the Trust or any Subsidiary, nor shall the Plan preclude the Trust from establishing any other forms of incentive or other compensation for employees of or persons retained by the Trust or any Subsidiary.

                 9.04 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Trust.

                 9.05 REQUIREMENTS OF LAW. The granting of Awards and Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                 9.06 GOVERNING LAW. To the extent not preempted by laws of the United States of America, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                                                                    APPENDIX III
                                                    31458.01000:  082895:SCM:  5





                          NATIONAL INCOME REALTY TRUST
                     INDEPENDENT TRUSTEE SHARE OPTION PLAN
                          (As adopted  June 22, 1995)



                                   ARTICLE I
                      ESTABLISHMENT, PURPOSE AND DURATION

                 1.01 ESTABLISHMENT OF THE PLAN. National Income Realty Trust, a California real estate investment trust (herein called the "Trust"), hereby establishes a share option plan to be known as the "National Income Realty Trust Independent Trustee Share Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the granting of Nondiscretionary Options or other incentives.

                 1.02 PURPOSE. The purpose of the Plan is to foster and promote the long term financial success, enhance the value, and advance the interests of the Trust and its Shareholders by attracting and retaining outstanding nonemployee Trustees for the Trust and its Shareholders by enabling them to participate in the Trust's growth through automatic, nondiscretionary awards of Options. It is generally recognized that incentive plans aid in retaining and encouraging competent executives and furnish a means of attracting executives of exception ability to the Trust and its Subsidiaries because of the opportunity to acquire proprietary interest in the business.

                 1.03 PARTICIPATION. Only Trustees of the Trust who, at the time an Option is granted, meet the following criteria shall receive Options under the Plan. A Trustee must be an "Independent" Trustee (which means that the Trustee is neither an officer or employee of the Trust nor a trustee, director, officer or employee of the Advisor, but the Trust may have certain business or professional relationships with such Trustee) and such Trustee is not, and has not been for at least one year, an employee or officer of the Trust or any Subsidiary and the Trustee is a "disinterested" person, as such term is defined in Rule 16b-3 promulgated under the "Exchange Act" or any similar rule which may subsequently be in effect.

                 1.04 EFFECTIVE DATE. The Plan shall become effective upon its approval by the Board of Trustees of the Trust (the "Adoption Date"), subject to ratification by an affirmative vote of the holders of a majority of votes cast on such proposal of Shares present and entitled to vote at a meeting of Shareholders at which a quorum is present, which vote shall represent over 50% in interest of all voting securities of the Trust entitled to vote therein, and the date of such approval by such Shareholders shall be determined and deemed to be the "Effective Date," but notwithstanding the actual Effective Date as defined herein, any and all Options granted pursuant to written agreements entered into between the Trust and any Optionee after the Adoption Date and prior to the Effective Date shall be deemed to have been ratified effective as of the date of such written Option Agreement. In the case of Options granted prior to the Effective Date, the grant of such Options is conditioned upon Shareholder approval of the Plan. If the Plan is not approved by the Shareholders within twelve months of its adoption by the Board of Trustees, the Plan shall not become effective.

                 1.05 DURATION OF THE PLAN. Subject to approval by the Board of Trustees and ratification by the Shareholders of the Trust, the Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Trustees to terminate the Plan at any time pursuant to
Section 8.01 herein, until all Shares then subject to it shall have been purchased or acquired according to the Plan's provisions;





                                    III-1
provided, however, that in no event may an Option be granted under the Plan on or after the tenth anniversary of the earlier of the date of the grant of the Option or the Plan's Effective Date. Notwithstanding the foregoing, the terms of the Plan may be amended in accordance with the provisions of Section 8.02.


                                   ARTICLE II
                                  DEFINITIONS

                 2.01 DEFINED TERMS. For the purposes hereof and as used herein, the following terms set forth below shall have the meanings set forth below unless the context clearly indicates to the contrary:

                 (a) "Acceleration Event" means any event which in the opinion of the Board of Trustees is likely to lead to a "Change in Control" of Share ownership of the Trust, whether or not such "Change in Control" actually occurs.

                 (b) "Adoption Date" shall mean the date the Plan is approved by the Board of Trustees.

                 (c) "Affiliate" and "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                 (d) "Board" or "Board of Trustees" shall mean the Board of Trustees of the Trust.

                 (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

                 (f) "Change in Control" shall be deemed to occur (i) upon the approval by the Board (or if approval of the Board is not required as a matter of law, the Shareholders of the Trust) of (A) any consolidation or merger of the Trust in which the Trust is not the continuing or surviving entity or pursuant to which the Shares would be converted into cash, securities or other property other than a merger in which the holders of the Shares immediately prior to the merger will have the same proportionate ownership of the Shares of the surviving entity immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions of all or substantially all the assets of the Trust, or
         (C) adoption of any plan or proposal for the liquidation or dissolution of the Trust, (ii) when any "person" (as defined in Section 13(d) of the Exchange Act), other than the Trust or any Subsidiary or employee benefit plan or trust maintained by the Trust, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, or more than 20% of the Shares outstanding at the time, without the prior approval of the Board, or (iii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Shareholders of each new Trustee during such two-year period was approved by a vote of at least two-thirds of the Trustees then still in office who were Trustees at the beginning of such two-year period.

                 (g) "Code" means the Internal Revenue Code of 1986, as amended.

                 (h) "Disinterested" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

                 (i)      "Effective Date" shall have the meaning assigned in
         Section 1.03 of the Plan.

                 (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.





                                    III-2

                 (k) "Exercise Price" shall mean, with respect to each Share subject to a Nonqualified Share Option, the price at which such Share may be purchased from the Trust pursuant to the exercise of such NQSO.

                 (l) "Fair Market Value" shall mean (i) the simple average for the five trading days immediately preceding the day and time such value is to be determined (which may include the day of determination) of the mean between the high "bid" and low "asked" trading prices of the Shares, or if no such prices are available for the full five day period, any prices within such time frame, as reported and/or published by the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or other national quotation service, or
         (ii) if the Shares are listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Shares on such exchange as reported or published by such exchange or as listed in the Wall Street Journal or other recognized financial publication, for the five trading days immediately preceding the day and time such value is to be determined (which may include the day of determination), or, if no such sales were made during such period on such exchange, then by such other method as the Board, in its sole discretion, shall determine to be appropriate, or (iii) if the Shares are not listed and registered on any national securities exchange, the simple average of the bid and ask prices per Share in the over-the-counter market at the end of each trading day for the five trading days preceding the day and time such value is to be determined (which may include the day of determination) or, (iv) if for any reason no such quotations are available, then by such other method as the Board, in its sole discretion in good faith, shall determine to be appropriate; provided, howeve, in the case of all grants of Options, the Committee shall determine whether the foregoing methodology yields an accurate fair market value of the Shares on the date of the grant within the meaning of Code Section
          422; and if the Committee concludes it does not, the Committee shall use such other methodology as it deems appropriate to in good faith determine the fair market value of the Shares on the date of the grant.

                 (m) "Incentive Share Option" or "ISO" means an option to purchase Shares (which are not available for grant under Article VI herein) which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code or any successor provision.

                 (n) "Independent Trustee" shall have the meaning assigned in Section 1.03 of the Plan.

                 (o) "Insider" shall mean an individual who is, at the time an Award is made under this Plan, an officer, Trustee, or holder of more than 10 percent of the Shares, as defined in Section 16(a) of the Exchange Act.

                 (p) "Nonqualified Share Option" or "NQSO" means an Option to purchase Shares, granted pursuant to this Plan which is not intended to be, or does not qualify as, an Incentive Stock Option.

                 (q) "Option" shall mean an option to purchase Shares granted pursuant to the provisions of the Plan.

                 (r) "Option Agreement" shall mean the agreement between the Trust and the Optionee under which the Optionee may purchase or receive or acquire Shares hereunder.

                 (s) "Optionee" shall mean a person to whom an Option has been granted pursuant to the Plan.

                 (t) "Plan" shall mean the National Income Realty Trust Independent Trustee Share Option Plan, the terms of which are set forth herein.





                                    III-3

                 (u) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

                 (v) "Section 16(b) Optionee" shall mean an individual who is subject to Section 16(b) of the Exchange Act.

                 (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

                 (x) "Share Payment" means a payment in Shares at a specified value to replace all or any portion of a payment that would otherwise be payable solely in cash.

                 (y) "Shares" shall mean the Trust's authorized Shares of Beneficial Interest, no par value, or, in the event that the outstanding Shares are hereafter changed into or exchanged for other shares of a different class or securities of the Trust or some other entity, such other shares or class or securities.

                 (z) "Subsidiary" shall mean an entity, in which the Trust owns directly, or indirectly, through subsidiaries, at least 50 percent of the total combined voting power of all classes of equity, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Trust owns at least 50 percent of the combined equity thereof. In the event that applicable law permits the ownership of less than 50 percent of the total combined voting power of all classes of equity to constitute a "Subsidiary," then the requirement of 50 percent ownership in this definition shall be lowered to the lowest level permitted under applicable law;provided, however, in no event shall "Subsidiary" mean any entity which is not a "Subsidiary" within the meaning of Code Section 424(f).

                 (aa) "10% Shareholder" means an individual who, at the time the Option is granted, own shares possessing more than 10% of the total combined voting power of all classes of Shares of the Trust or any subsidiary of the Trust.

                 (bb) "Trust" shall mean National Income Realty Trust, a California real estate investment trust.

                 2.02 OTHER DEFINITIONAL PROVISIONS. All terms defined in this Plan shall have the meanings set forth in Section 2.01 above when used in any Option Agreement or other document made or delivered pursuant to this Plan, unless the context therein shall otherwise require or unless re-defined therein. Defined terms used herein in the singular shall import the plural and vice versa. The words "hereof," "herein," "hereunder" and similar terms when used in this Plan shall refer to this Plan as a whole and not to any particular provision of the Plan.


                                  ARTICLE III
                                 ADMINISTRATION

                 3.01 DUTIES AND POWERS OF THE BOARD. The Plan shall be administered by the Board. Subject to express provisions of the Plan, the Board shall have plenary authority, in its discretion, to interpret all matters involving the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine and to amend, subject to the concurrence of the holder of any Option, if required, the terms and provisions of the respective Option Agreement or any other agreement and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations on the matters referred to herein shall be conclusive for all purposes.





                                    III-4

                 3.02 EXPENSES OF PLAN. The expenses of administering the Plan shall be borne by the Trust and its Subsidiaries.

                 3.03 RELIANCE ON REPORTS. Each member of the Board of Trustees shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Trust and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Trustees be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

                 3.04 INDEMNIFICATION. Each person who is or shall have been a member of the Board of Trustees shall be indemnified and held harmless by the Trust against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Trust s approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Trust an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Trust's Declaration of Trust, as amended, or Trustee's Regulations, as amended, as a matter of law, or otherwise, or any power that the Trust may have to indemnify them or hold them harmless.


                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

                 4.01 LIMITATIONS. Subject to adjustment pursuant to the provisions of Section 4.02, a total of 60,000 authorized but unissued Shares shall be reserved for issuance under the Plan, provided, however, that any Shares held, from time to time, as treasury Shares may be issued or reserved for issuance in lieu of authorized but unissued Shares, as determined from time to time by the Board of Trustees, in which event the number of authorized but unissued Shares so reserved shall be correspondingly reduced. Shares may be issued pursuant to the exercise of any Option. In the event any such Option shall expire or terminate for any reason without having been exercised in full, or in the event any condition or contingency pertaining to the issuance or vesting of any Shares under the Plan shall fail to be met, then, subject to the provisions of the Plan, such Shares subject to such Option subject to any such condition or contingency shall again become available for the purposes of the Plan.

                 4.02 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provision of the Plan, any Option Agreement or other agreement covering an Option may contain such provisions as the Board shall determine to be appropriate for the adjustment of the number and class of Shares subject thereto and of the purchase or acquisition prices thereof in the event of changes in the outstanding Shares by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of Shares and the like; and, in the event of any such change in the Shares, the aggregate number and class of Shares available under the Plan shall be adjusted in such manner as the Board shall in its sole discretion determine to be equitable and consistent for the purpose of the Plan and the applicable provisions of law and such determination shall be conclusive for all purposes of the Plan and of each Option Agreement or other agreement, whether theretofore or thereafter executed. In addition, the Board's determination with respect to any adjustment may provide for the elimination of fractional share interests, if applicable, and the payment for same in cash.





                                    III-5

                                   ARTICLE V
                                  ELIGIBILITY

                 Eligibility in this Plan shall be limited to members of the Board of Trustees of the Trust or an Affiliate of the Trust who, at the time the Option is made, is not an employee or officer of the Trust or an Affiliate of the Trust.


                                   ARTICLE VI
                                GRANT OF OPTIONS

                 6.01 GRANT AND AGREEMENT. Each Option granted pursuant to the terms of the Plan shall be evidenced by minutes of the meeting or the written consent of the Board and by a written Option Agreement or other agreement dated as of the date of grant and executed on behalf of the Trust and the Optionee, as the case may be, which agreement shall set forth such terms and conditions as may be determined by the Board consistent with the Plan.

                 6.02 ISSUANCE OF OPTION. Effective on the Effective Date (as that term is defined in Section 1.04 as being the date of the meeting of the Shareholders at which the Plan is ratified and approved), each Independent Trustee then in office will automatically be awarded an Option under the Plan to purchase 3,000 Shares (subject to adjustment pursuant to Section 4.02).
None of the Options are intended to qualify as "Incentive Share Options" pursuant to Section 422(b) of the Code. After the Effective Date, each Independent Trustee shall also be granted an Option on the first day of each fiscal year of the Trust commencing with January 1, 1996 for 1,000 Shares (subject to adjustment pursuant to Section 4.02) if such Independent Trustee is a Trustee of the Trust on such date. A former Trustee who is not a Trustee at such date shall not receive a grant of any subsequent Option. The term and exercise of each such Option shall be as set forth in Section 6.03 below. Nothing contained in this Plan or any agreement executed pursuant to this Plan shall be deemed to limit or confer upon any Trustee any right to serve as a Trustee for any period of time or to continue at any rate of compensation.

                 6.03 TERM AND EXERCISE. The term of each Option granted under the Plan shall be for a fixed expiration date of the first to occur of
(i) not later than ten years from the date such Option is granted or (ii) the first anniversary of the date the Trustee ceases to be a Trustee, provided, that to the extent required to comply with Rule 16b-3, no Option shall be exercisable within the first six months of its term, unless death or disability of the Trustee occurs during such period. The Exercise Price of Shares issued pursuant to each Option shall be 100% of the Fair Market Value of the Shares on the date such Option is granted. The Shares subject to each Option may become exercisable in full or in installments of equal or unequal amount at such times as shall be determined by the Optionee. The Shares comprising each Option or installment thereof may be purchased in whole at any time or in part from time to time, after such Option or any installment thereof, as the case may be, becomes exercisable; provided, however, that no Option shall be exercised at any time for fewer than 100 Shares (or the total remaining shares covered by the Option if fewer than 100 Shares) during the term of the Option. The specified number of shares will be issued upon receipt by the Trust of (i) notice from the Optionee of exercise of an Option, and (ii) either payment to the Trust, of the "Exercise Price" for the number of Shares with respect to which the Option is exercised, or with approval of the Board, a secured promissory note as hereinafter provided. Each such notice and payment shall be delivered or mailed by first class postage prepaid mail, addressed to the Treasurer of the Trust at such place as the Trust may designate from time to time. Certificates shall be issued by the Trust for those Shares acquired pursuant to the exercise of an Option. No Optionee shall have any of the rights of a Shareholder with respect to any Shares subject to any Option until such Shares shall be issued to him upon the exercise of the Option.

                 6.04 NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime





                                    III-6
of the Optionee, only by the Optionee or, if the Optionee is legally incapacitated, by his or her respective guardian or legal representative, regardless of any community property interests therein of any Optionee's spouse or such spouse's successors in interest; provided, however, that in the event Rule 16b-3 under the Exchange Act is further amended so as to eliminate therefrom the holding period requirement of nontransferability, then Options granted under the Plan may be made transferable on such terms as the Board shall determine consistent with the requirements of Code Section 422 in the case of an Incentive Share Option.

                 6.05 PURCHASE FOR INVESTMENT. Each Optionee receiving an Option pursuant to the Plan must represent, and agree to give such further representation as may be reasonably required by the Trust upon the exercise of such Option or any part thereof, that any Shares purchased pursuant to such Option will be, or are, acquired for his own account for investment and not with a view to, or for offer or sale in connection with, the distribution thereof, unless in the opinion of counsel satisfactory to the Trust that same is not necessary at such time.

                 6.06 EFFECT OF DEATH OR OTHER TERMINATION OF RELATIONSHIP WITH THE TRUST. Subject to the other provisions of the Plan, in the event that an Optionee:

                 (a) has his relationship with the Trust or any Subsidiary terminated for any reason other than death (including discharge by the Trust) an Option granted pursuant to the terms of the Plan, to the extent not exercisable at the time of such termination in accordance with its terms, shall terminate and be without further force or effect.

                 (b) dies during the term of such Option, such Option, to the extent not exercisable in accordance with its terms, shall terminate and be without further force or effect and to the extent such Option is exercisable on the date of death, it may, within six months after the date of death be exercised by such Optionee's legal representatives or by the person or persons to whom such Option has been transferred by will or the applicable laws of descent and distribution; provided, however, that such six-month period shall be subject to the provisions of the particular Option Agreement or other agreement with respect to the final expiration of such Option and such Option, to the extent not exercised within said six-month period (or such shorter period as may be required by the terms of such Option Agreement or other agreement) shall in all events terminate upon the expiration of such six-month period (or such shorter period); and provided further, that no transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Trust unless the Trust shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as counsel for the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

                 6.07 PAYMENT FOR SHARES. Except as otherwise provided in the Plan or the Option Agreement, the Exercise Price for the Shares shall be paid in full when the Option is exercised. The Exercise Price may be paid in whole or in part in (i) cash, (ii) whole Shares owned by the individual six months or longer and evidenced by negotiable certificates, valued at their Fair Market Value on the date of exercise, (iii) by a combination of such methods of payment or (iv) such other consideration as shall constitute lawful consideration for the issuance of Shares and be approved by the Board (including without limitation, assurance satisfactory to the Board from a broker registered under the Exchange Act, of the delivery of the proceeds of an imminent sale of the Shares to be issued pursuant to the exercise of such Option, such sale to be made at the direction of the individual). If certificates representing Shares are used to pay all or part of the Exercise Price of an Option, separate certificates shall be delivered by the Trust representing the same number of Shares as each certificate so used and an additional certificate shall be delivered representing any additional Shares to which the individual is entitled as a result of exercise of the Option. Moreover, an individual may request the Trust to "pyramid" his or her Shares; that is, to automatically apply the Shares which he or she is entitled to receive on the exercise of a portion of an Option to satisfy the exercise for additional portions of the Option, thus resulting in multiple simultaneous exercises of an Option by use of whole Shares as payment. The Optionee may, in its discretion,





                                    III-7
make payment of all or any part of the Exercise Price over a period of not more than five years from the date the Option is exercised. In such instance any unpaid balance of the Exercise Price shall be evidenced by the individual's promissory note payable to the order of the Trust which shall be secured by such collateral and shall bear interest at such rate or rates as determined from time to time by the Board.


                                  ARTICLE VII
                        COMPLIANCE WITH LAW AND ISSUANCE
                      OF CERTIFICATES OR PAYMENT OF FUNDS

                 7.01 COMPLIANCE WITH THE SECURITIES ACT. Each Option granted under the Plan shall contain such provisions or undertakings by the Optionee pertaining to the re-sale or distribution of any Shares acquired pursuant to such Option as the Trust shall deem appropriate and necessary to comply with the Securities Act, and the rules, regulations and administrative interpretations thereunder; provided that the Trust may waive any such provisions or undertakings if the Trust shall determine that same are no longer required under said Securities Act, rules, regulations or interpretations, or are otherwise unnecessary.

                 7.02 GOVERNMENTAL APPROVAL. Each Option shall be subject to the requirement that if at any time the Board of Trustees shall determine, in its sole discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or acquisition of Shares thereunder, no such Option shall be effective unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Trustees.

                 7.03 ISSUANCE OF CERTIFICATES AND PAYMENT OF FUNDS. The Trust shall not be required to issue or deliver any certificate for Shares to be purchased or issued, or any funds required to be paid by the Trust upon the exercise of any Option granted under the Plan or any portion thereof, pursuant to any Option Agreement or any other agreement relating to the Plan prior to the fulfillment of all of the following conditions:

                 (a) compliance with any requirements under Section 7.01 above;

                 (b)      compliance with any applicable requirements under
         Section 7.02 above;

                 (c) the lapse of such reasonable period of time following the exercise of the Option as the Board, from time to time, may establish for reasons of administrative convenience; and

                 (d) if pursuant to any applicable statute or regulation, as then in effect, if such issuance or delivery would be in violation of any statute, law, rule or regulation, whether federal or state.

                 7.04 TAX WITHHOLDING. The Trust or a Subsidiary, as appropriate, shall have the right to deduct from all cash payments to be made to any Optionee any federal, state or local taxes required by law to be withheld with respect to such cash payments.

                 7.05 SHARE WITHHOLDING. Wherever the Trust or Subsidiary, as appropriate, proposes or is required to issue or transfer Shares under the Plan, the Trust or Subsidiary shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such Shares. Alternatively, with respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, individuals may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Trust withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum





                                    III-8
marginal tax which could be imposed on the transaction. Share withholding upon the exercise of an Option will be done if the individual makes a signed, written election and one of the following occurs:

                 (a) The Option exercise occurs during a "window period" and the election to use Share withholding is made at any time prior to exercise. For this purpose, "window period" means the period beginning on the third (3rd) Business Day following the date of public release of the Trust's quarterly financial information and ending on the twelfth (12th) Business Day following such date. An earlier election can be revoked up until the exercise of the Option during the window period; or

                 (b) An election to withhold Shares is made at least six months before the Option is exercised. If this election is made, then the Option can be exercised outside of the window period.


                                  ARTICLE VIII
                           TERMINATION, AMENDMENT AND
                            MODIFICATION OF THE PLAN

                 8.01 TERMINATION OF PLAN. The Plan may be terminated at any time by the Board of Trustees except with respect to Options then outstanding under the Plan for which there exist written Option Agreements or other written agreements relating to each such Option. No termination of the Plan may, without the consent of the person to whom any Option shall theretofore been granted, adversely affect the rights of such person under such Option.

                 8.02 AMENDMENT. The Board of Trustees may, at any time and from time to time, alter, amend, suspend or discontinue the Plan and the rules for its administration as the Board of Trustees may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations or to permit the Trust or the Independent Trustees to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Trustees may deem to be in the best interests of the Trust; provided, however, that the Board of Trustees may not, without further approval by a majority of votes cast on such proposal provided the total votes cast thereon represents over 50% in interest of the holders of the then outstanding voting securities of the Trust entitled to vote thereon,

                 (a) increase (other than by adjustments provided for by Section 4.02) the maximum number of Shares which may be issued pursuant to all Options granted under the Plan,

                 (b) materially modify the requirements as to eligibility for participation in the Plan,

                 (c) materially increase the benefits accruing to Trustees under the Plan, or

                 (d)      extend the termination date of the Plan, and,

provided further, that no such amendment or modification of the Plan may, without the consent of the person to whom any Option shall theretofore have been granted, adversely affect the rights of such person under such Option.

                 8.03 CHANGE IN CONTROL. In the event of a Change in Control of the Trust all Options granted under this Plan that are still outstanding and not yet exercisable shall become immediately exercisable as of the date of the Change in Control and shall remain exercisable for their term. The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred. Notwithstanding the foregoing, the Board may deem that an Acceleration Event has occurred, specifying the date thereof, which determination, if made, shall have the same effect as a Change in Control.





                                    III-9

                                   ARTICLE IX
                                 MISCELLANEOUS

                 9.01 UNSECURED OBLIGATION. Optionees under this Plan shall not have any interest in any fund or specific asset of the Trust by reason of this Plan. No trust fund shall be created in connection with this Plan or any Option thereunder and there shall be no required funding of amounts which may become payable to any Optionee.

                 9.02 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other Option or incentive or other compensation plans, practices or arrangements in effect for the Trust or any Subsidiary, nor shall the Plan preclude the Trust from establishing any other forms of incentive or other compensation for employees of or persons retained by the Trust or any Subsidiary.

                 9.03 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Trust.

                 9.04 REQUIREMENTS OF LAW. The granting and Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                 9.05 GOVERNING LAW. To the extent not preempted by laws of the United States of America, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.





                                   III-10

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                                                                           PROXY

                          NATIONAL INCOME REALTY TRUST


         This Proxy is Solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders, November 20, 1995.



         The undersigned shareholder of NATIONAL INCOME REALTY TRUST hereby appoints WILLIAM S. FRIEDMAN and JOHN A. DOYLE each with full power of substitution, as attorneys and proxies to vote all of the Shares of the Beneficial Interest, no par value per share, of NATIONAL INCOME REALTY TRUST (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Trust to be held on November 20, 1995 at 2:00 p.m., local New York City time, at 280 Park Avenue, East Building, 20th Floor, New York, New York, or any adjournment(s) thereof, with all powers the undersigned would possess if personally present, as indicated below, and for the transaction of such other business as may properly come before said meeting or any adjournment(s) thereof, all as set forth in the October 18, 1995 Proxy Statement for said meeting:



1. ELECTION OF TRUSTEES:     [ ] FOR all nominees listed below
                           (except as marked to the contrary below)

                                   [ ] WITHHOLD AUTHORITY
                            to vote for all nominees listed below


       INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
       NOMINEE, STRIKE A LINE THROUGH THE  NOMINEE'S NAME LISTED BELOW.

Irving E. Cohen          William S. Friedman     Sally Hernandez-Pinero
Dan Johnston             Lance Liebman           Lawrence G. Schafran
Raymond V. J. Schrag     Carl Weisbrod

    2. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN
       approval of the Trust's Advisory Agreement with Tarragon Realty Advisors, Inc.

    3. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN
       approval of the National Income Realty Trust Share Option and Incentive Plan.

    4. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN
       approval of the National Income Realty Trust Independent Trustee's Share Option Plan.

     5. In their discretion on any other matters which may properly come before the meeting or any adjournment(s) thereof.

                                    (continued and to be signed on reverse side)
--------------------------------------------------------------------------------
(continued from other side)

     THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL (1) AND FOR THE PROPOSAL TO APPROVE THE TRUST'S ADVISORY AGREEMENT WITH TARRAGON REALTY ADVISORS, INC. DESCRIBED IN PROPOSAL (2), FOR THE PROPOSAL TO APPROVE THE NATIONAL INCOME REALTY TRUST SHARE OPTION AND INCENTIVE PLAN, DESCRIBED IN PROPOSAL (3), AND FOR THE PROPOSAL TO APPROVE THE NATIONAL INCOME REALTY TRUST INDEPENDENT TRUSTEE SHARE OPTION PLAN DESCRIBED IN PROPOSAL (4). ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSONS.

                                        PLEASE _________________________________
                                        Sign
                                        Here   _________________________________

                                        Dated: ___________________________, 1995

                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN THERE IS MORE THAN ONE OWNER, EACH MUST SIGN. WHEN SIGNING AS AN AGENT, ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN, OR TRUSTEE, PLEASE INDICATE YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION, THE PROXY SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER WHO SHOULD INDICATE HIS TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN
                               THE ENCLOSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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